TERM SHEET

February [24], 2006

$[424,992,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES NC 2006-HE2

CLASS A1A, A2, A3, A4, M1, M2, M3, M4, M5, M6, M7, M8 & M9 CERTIFICATES

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES NC 2006-HE2

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

New Century Mortgage Corp.
Mortgage Originator

HomEq Servicing Corp.

Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES NC 2006-HE2

Disclaimer

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-127230.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates.  This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale.  This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein.  The securities are being offered when, as and if issued.  In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.

A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.  You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Structure Summary

Asset Backed Securities Corporation Home Equity Loan Trust,

Series NC 2006-HE2

Offered Certificates

Class	Approx. Class Size ($)	Tranche Type	Expected Ratings M/S/F/D(1)	Expected WAL (YRS)(2)	Expected First Principal Pay Month(2)	Expected Last Principal Pay Month(2)
A1A(3)	33,127,000	Senior / FLT	Aaa/AAA/AAA/AAA	2.23	1	75
A2(3)	124,553,000	Senior / FLT	Aaa/AAA/AAA/AAA	1.00	1	22
A3(3)	118,286,000	Senior / FLT	Aaa/AAA/AAA/AAA	3.00	22	75
A4(3)	15,443,000	Senior / FLT	Aaa/AAA/AAA/AAA	6.25	75	75
M1(3)	36,194,000	Mezz / FLT	Aa1/AA+/AA+/AA(H)	4.62	44	75
M2(3)	23,881,000	Mezz / FLT	Aa2/AA/AA/AA	4.50	42	75
M3(3)	14,179,000	Mezz / FLT	Aa3/AA-/AA-/AA(L)	4.44	41	75
M4(3)	13,060,000	Mezz / FLT	A1/A+/A+/A(H)	4.41	40	75
M5(3)	12,687,000	Mezz / FLT	A2/A/A/A	4.39	39	75
M6(3)	11,567,000	Mezz / FLT	A3/A-/A-/A(L)	4.37	38	75
M7(3)	10,821,000	Mezz / FLT	Baa1/BBB+/BBB+/BBB(H)	4.35	38	75
M8(3)	5,597,000	Mezz / FLT	Baa2/BBB/BBB/BBB	4.35	38	75
M9(3)	5,597,000	Mezz / FLT	Baa3/BBB-/BBB-/BBB(L)	4.34	37	75
Total	424,992,000

Non-Offered Certificates

Class	Approx. Class Size ($)	Tranche Type	Expected Ratings M/S/F/D(1)	Expected WAL (YRS)(2)	Expected First Principal Pay Month(2)	Expected Last Principal Pay Month(2)
A1(3)	298,145,000	Senior / FLT	Aaa/AAA/AAA/AAA	2.23	1	75
M10(3)	5,970,000	Mezz / FLT	Ba1/BB+/BB+/BB(H)	4.31	37	75
M11(3)	7,463,000	Mezz / FLT	Ba2/BB/BB/BB	4.10	37	72
Total	311,578,000

(1)

Standard & Poor’s, Moody’s, Fitch Ratings and DBRS.

(2)

To 10% optional clean-up call at the Pricing Speed.

(3)

The Certificates will accrue interest at a rate based on LIBOR plus a margin, subject to the related Net WAC Cap Rate.  The margin on the Class A Certificates will double and the margin on the Class M Certificates will increase by 1.5x after the first Distribution Date on which the optional clean-up call is exercisable, subject to the Maximum Cap Rate.

Summary of Terms

Cut-off Date:	March [1], 2006
Expected Pricing:	On or about February [28], 2006
Mortgage Originator:	New Century Mortgage Corporation
Issuer:	Asset Backed Securities Corporation Home Equity Loan Trust, Series NC 2006-HE2
Depositor:	Asset Backed Securities Corporation
Seller:	DLJ Mortgage Capital, Inc.
Expected Settlement:	On or about March [24], 2006 (the “Closing Date")
Legal Final Maturity:	March 25, 2036
Servicer:	HomEq Servicing Corp. (Wachovia)
Custodian:	U.S. Bank National Association
Trustee:	U.S. Bank National Association
Lead Underwriter:	Credit Suisse Securities (USA) LLC
Co-Manager:	Friedman, Billings, Ramsey & Co., Inc.
Swap Counterparty:	Credit Suisse International (CSi)
Swap Counterparty Rating:	CSi Credit Ratings
Rating	Standard & Poor’s	Fitch	Moody’s
Short-Term	[A-1]	[F1+]	[P-1]
Long-Term	[A+]	[AA-]	[Aa3]

Record Date:	With respect to any Distribution Date, for each class of Offered Certificates, will be the business day immediately preceding the Distribution Date.
Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on [April] 25, 2006.
Interest Accrual:

Interest on each class of Certificates will accrue for each period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

ERISA:

All of the Offered Certificates are expected to be ERISA eligible.  During the period the Swap Agreement is outstanding, plan investors will be required to represent that they have available certain exemptions based upon the identity of the plan or fiduciary making the investment decisions on behalf of the plan.  Other classes may not be ERISA eligible.

SMMEA:	No Class of Offered Certificates is expected to be SMMEA eligible.
Tax Status:	Multiple REMICs for federal income tax purposes.
Servicing Fee Rate:	The servicing fee rate of 0.50% per annum will be paid before current interest on all Certificates.
Loan Performance Advisor:	MortgageRamp, Inc.
Loan Performance Advisor Fee Rate:	The Loan Performance Advisor Fee Rate of 0.015% per annum (“LPA Fee”) will be paid before current interest on all Certificates.
Trustee Fee:	Compensation to the Trustee will consist of interest earned on amounts in the distribution account prior to any Distribution Date.
Administrative Fee Rate:	The Servicing Fee Rate (0.50% per annum) and Loan Performance Advisor Fee Rate (0.015% per annum).
Expense Adjusted Net Mortgage Rate:	The mortgage rate of each Mortgage Loan minus the Administrative Fee Rate.
Expense Adjusted Net Maximum Mortgage Rate:

The per annum rate equal to the applicable maximum mortgage rate (or the mortgage rate for such Mortgage Loan in the case of the fixed-rate Mortgage Loans) of each Mortgage Loan minus the Administrative Fee Rate.

Optional Redemption:

The Class X Certificateholder (if such certificateholder is not an affiliate of the Depositor or the Seller) will (subject to the terms of the Pooling Agreement) have the option to direct the Servicer to purchase all of the Mortgage Loans and thereby effect the early retirement of the certificates, on any Distribution Date on which the aggregate principal balance of the Mortgage Loans is equal to or less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Prepayment Period:

With respect to any Distribution Date and (i) principal payments in full, will be the period commencing on the 16th day in the month preceding the month in which such Distribution Date falls (or, in the case of the first Distribution Date, commencing on the Cut-off Date) and ending on the 15th day of the calendar month in which such Distribution Date falls and (ii) principal payments in part, will be the calendar month preceding the month in which such Distribution Date falls.

Credit Enhancement:	Excess Interest. Net Swap Payments received from the Swap Provider (if any). Overcollateralization ("OC"). Subordination.
Initial Overcollateralization Target Percentage:	Approximately [1.30]%.
Overcollateralization Floor:	The aggregate principal balance of the Mortgage Loans as of the Cut-off Date multiplied by 0.50%.

Certificate Rating:	It is a condition to the issuance of the Certificates that they receive the following ratings:
[Class / Rating Agency	S&P	Moody’s	Fitch	DBRS
A1	AAA	Aaa	AAA	AAA
A1A	AAA	Aaa	AAA	AAA
A2	AAA	Aaa	AAA	AAA
A3	AAA	Aaa	AAA	AAA
A4	AAA	Aaa	AAA	AAA
M1	AA+	Aa1	AA+	AA+(H)
M2	AA+	Aa2	AA	AA
M3	AA	Aa3	AA-	AA-(L)
M4	AA	A1	A+	A+(H)
M5	AA-	A2	A	A
M6	A+	A3	A-	A-(L)
M7	A	Baa1	BBB+	BBB+(H)
M8	A-	Baa2	BBB	BBB
M9	BBB+	Baa3	BBB-	BBB-(L)
M10	BBB	Ba1	BB+	BB+(H)
M11	BBB-	Ba2	BB	BB]

Registration:	Book-entry form through DTC, Clearstream and Euroclear.
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or will be in violation of any comparable local, state or federal law.   It is expected that all mortgage loans will have been originated in accordance with applicable local, state or federal law, and will not be considered “High Cost” or “covered”, as defined in the applicable local, state or federal predatory and abusive lending laws.  The Seller and Originator will make representations and warranties to the Trust to this effect.

Pricing Speed:

Fixed Rate:

115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter.)

ARM:

100% PPC: (100% PPC: 4% - 28% CPR over 12 months, remaining at 28% CPR until month 24, remaining at 55% CPR from month 25 to 28, remaining at 35% CPR thereafter.)

Certificates:

Group I Certificates:

Class A1 and Class A1A Certificates

Group II Certificates:

Class A2, Class A3 and Class A4 Certificates

Class A Certificates:

Class A1, Class A1A, Class A2, Class A3 and Class A4

Certificates

Class M Certificates:

Class M1, Class M2, Class M3, Class M4, Class M5, Class M6,

Class M7, Class M8, Class M9, Class M10 and Class M11

Certificates

Offered Certificates:

Class A1A, Class A2, Class A3, Class A4 and Class M Certificates,

except the Class M10 and Class M11 Certificates

Non-Offered Certificates:

Class A1, Class M10 and Class M11 Certificates

Retained Certificates:

Class R, Class X and Class P Certificates

Overcollateralization Target Amount:

For any Distribution Date, (i) prior to the Stepdown Date, an amount equal to the Initial Overcollateralization Target Percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date, provided a Trigger Event is not in effect, the greater of (x) 2x the Initial Overcollateralization Target Percentage of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period and (y) the Overcollateralization Floor or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Stepdown Date:

The earlier of (i) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero after allocation of the principal collected on the Mortgage Loans plus any Net Monthly Excess Cashflow required to maintain the Overcollateralization Target Amount (assuming for this purpose prior to the Stepdown date) and (ii) the later of (A) the 37th Distribution Date and (B) the date that the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 2x the Class A Initial Credit Enhancement Percentage.

Credit Enhancement:
Enhancement Percentages
	Class A	Class M1	Class M2	C lass M3	Class M4	Class M5
Initially (as % of the aggregate original principal balance)
Subordination	19.70%	14.85%	11.65%	9.75%	8.00%	6.30%
Overcollateralization	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
Total Enhancement	21.00%	16.15%	12.95%	11.05%	9.30%	7.60%

After Anticipated Stepdown
(as % of the aggregate outstanding principal balance)
Subordination	39.40%	29.70%	23.30%	19.50%	16.00%	12.60%
Overcollateralization	2.60%	2.60%	2.60%	2.60%	2.60%	2.60%
Total Enhancement	42.00%	32.30%	25.90%	22.10%	18.60%	15.20%
	Class M6	Class M7	Class M8	Class M9	Class M10	Class M11
Initially
as % of the aggregate original principal balance)
Subordination	4.75%	3.30%	2.55%	1.80%	1.00%	0.00%
Overcollateralization	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
Total Enhancement	6.05%	4.60%	3.85%	3.10%	2.30%	1.30%

After Anticipated Stepdown
(as % of the aggregate outstanding principal balance)

Subordination	9.50%	6.60%	5.10%	3.60%	2.00%	0.00%
Overcollateralization	2.60%	2.60%	2.60%	2.60%	2.60%	2.60%
Total Enhancement	12.10%	9.20%	7.70%	6.20%	4.60%	2.60%

Overcollateralization Reduction Amount:

For any Distribution Date, the lesser of (A) the principal remittance amount on such Distribution Date and (B) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the principal remittance amount on such Distribution Date has been distributed) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralized Amount:

For any Distribution Date will be the excess, if any, of (i) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments received or advanced on or before the related Determination Date and principal payments received during the related Prepayment Period) over (ii) the sum of the aggregate Certificate Principal Balances of the Class A, Class M and Class P Certificates, after giving effect to distributions to be made on such Distribution Date.

Net Monthly Excess Cashflow:

For any Distribution Date, the sum of (x) any Overcollateralization Reduction Amount and (y) the excess of the Available Funds, net of any Net Swap Payment made by the Trustee and the Swap Termination Payment, if any, over the sum of (i) the monthly interest accrued and any unpaid interest on the Class A Certificates and the monthly interest accrued on the Class M Certificates and (ii) the principal remittance amount.

Allocation of Losses:

Any Realized Losses on the Mortgage Loans on any Distribution Date will first be absorbed by  excess interest and overcollateralization.  If on any Distribution Date as a result of Realized Losses on the Mortgage Loans, the aggregate certificate principal balance of the Class A and Class M Certificates exceeds the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period such excess (the “Realized Loss Amount”) will be allocated in the following order: Class M11 Certificates, Class M10 Certificates, Class M9 Certificates, Class M8 Certificates, Class M7 Certificates, Class M6 Certificates, Class M5 Certificates, Class M4 Certificates, Class M3 Certificates, Class M2 Certificates and Class M1 Certificates. There will be no allocation of Realized Losses on the Mortgage Loans to the Class A Certificates, other than the Class A1A Certificates and the Class P Certificates. Investors in the Class A Certificates, other than the Class A1A Certificates, should note, however, that although Realized Losses cannot be allocated to such Certificates, under certain loss scenarios there may not be enough principal and interest on the Mortgage Loans to distribute to the holders of such Certificates all principal and interest amounts to which they are then entitled. Once Realized Losses are allocated to the Class M Certificates, such amounts with respect to such Certificates will no longer accrue interest.  However, the amount of any Realized Losses allocated to the Class M Certificates may be distributed to the holders of those certificates from Net Monthly Excess Cashflow (including certain amounts received by the Swap Administrator from the Swap Agreement, if any), sequentially, as described in the Pooling and Servicing Agreement, as long as the related class of Certificates is outstanding.

Net WAC Rate Cap:

Class A Certificates:  The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to (x) the weighted average of the Expense Adjusted Net Mortgage Rates of the Mortgage Loans in the related loan group minus (y) the Net Swap Payment made to the Swap Provider, if any, expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment made to the Swap Provider times 12 and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans (the “Net Swap Payment Rate”).

Class M Certificates:  The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to (x) the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates), of (i) the weighted average of the Expense Adjusted Net Mortgage Rates of the Group I Mortgage Loans and (ii) the weighted average of the Expense Adjusted Net Mortgage Rate of the Group II Mortgage Loans minus (y) the Net Swap Payment Rate.

Pass-Through Rate:	For any Distribution Date, the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate Cap for such Distribution Date.
Formula Rate:	For any Distribution Date and any class of Certificates, the lesser of (i) LIBOR plus the applicable certificate margin and (ii) the related Maximum Cap Rate.
Maximum Cap Rate:

The Maximum Cap Rate for any Distribution Date and each class of Certificates is calculated in the same manner as the related Net WAC Rate Cap, but based on the Expense Adjusted Net Maximum Mortgage Rates of the applicable Mortgage Loans rather than the Expense Adjusted Net Mortgage Rates of the applicable Mortgage Loans, plus, an amount, expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment made by the Swap Provider and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans.

Coupon Step-up:

On the Distribution Date after the earliest date on which the optional clean-up call can be exercised, the margin on the Class A Certificates will double and the margin on the Class M Certificates will increase by 1.5 times.

Net WAC Rate Carryover Amount:

For any Distribution Date, (i) the excess of (a) the amount of interest such class would have accrued for such Distribution Date had the applicable Pass-Through Rate not been subject to the Net WAC Rate Cap, over (b) the amount of interest such class of Certificates accrued for such Distribution Date based on the Net WAC Rate Cap, together with the unpaid portion of any such amounts from prior Distribution Dates and (ii) accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net WAC Rate Cap.  The Net WAC Rate Carryover Amount will be distributed from certain amounts received by the Swap Administrator from the Swap Agreement, if any, and from the Net Monthly Excess Cashflow on a subordinated basis on the same Distribution Date or in any subsequent period.  The ratings on each class of Certificates do not address the likelihood of the payment of any Net WAC Rate Carryover Amount.

Swap Agreement:

The Swap Agreement Lower Bound and Upper Bound amounts are shown in the table on Page 14. The Swap Agreement notional amount is determined as follows:

(1)

if the aggregate principal balance of the Class A Certificates and Class M Certificates for the immediately preceding Distribution Date is greater than the Lower Bound and less than the Upper Bound, the Swap Agreement notional amount will equal the aggregate principal balance of the Class A Certificates and Class M Certificates for the immediately preceding Distribution Date.

(2)

if the aggregate principal balance of the Class A Certificates and Class M Certificates for the immediately preceding Distribution Date is less than or equal to the Lower Bound, the Swap Agreement notional amount will equal the Lower Bound.

(3)

if the aggregate principal balance of the Class A Certificates and Class M Certificates for the immediately preceding Distribution Date is greater than or equal to the Upper Bound, the Swap Agreement notional amount will equal the Upper Bound.

Under the Swap Agreement, the Trust shall be obligated to pay to the Swap Provider an amount equal to approximately [6.750%] for the first Distribution Date and approximately [4.980%] thereafter (per annum) (30/360 accrual) on the product of (i) the Swap Agreement notional amount for the related period and (ii) 100.0000, and the trust will be entitled to receive from the Swap Provider an amount equal to One-Month LIBOR (as determined pursuant to the Swap Agreement) on the product of (i) the Swap Agreement notional amount for the related period and (ii) 100.0000, accrued (on an actual/360 basis) during each Swap Agreement accrual period until the Swap Agreement is retired. Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”).  See the attached schedule.

Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Swap Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination).  The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement.  In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders.

Interest Carry Forward Amount:

For each class of Class A and Class M Certificates, on any Distribution Date, the sum of (i) the excess of (a) the accrued certificate interest for such class with respect to the prior Distribution Date (excluding any Net WAC Rate Carryover Amount with respect to such class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (b) the amount actually distributed to such class with respect to interest on such prior Distribution Date and (ii) interest on such excess at the Pass-Through Rate for such class.

Available Funds:

For any Distribution Date, the sum, net of amounts reimbursable to the Servicer or the Trustee, of (i) the aggregate amount of scheduled monthly payments on the Mortgage Loans due during the related Due Period and received on or prior to the related Determination Date; (ii) unscheduled payments in respect of the Mortgage Loans (including prepayments, insurance proceeds, liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for the Mortgage Loans occurring during the related Prepayment Period or proceeds from the repurchase of the Mortgage Loans due to the Optional Termination of the Trust); (iii) all Servicer Advances with respect to the Mortgage Loans received for such Distribution Date and (iv) all compensating interest paid by the Servicer in respect of prepayment interest shortfalls for the related period.

Class A Principal Distribution Amount:

Prior to the Stepdown Date, or if a Trigger Event is in effect, each of the Class A Certificates will receive the principal collected on the related Mortgage Loans plus any Net Monthly Excess Cashflow required to maintain the Overcollateralization Target Amount until the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero.  On or after the Stepdown Date, if no Trigger Event is in effect, principal distributed on the Class A Certificates will be an amount such that each of the Class A Certificates will maintain 2x the Class A Initial Credit Enhancement Percentage as set forth in the Credit Enhancement Percentage table included herein.

Principal distributions on the Group I Certificates will be allocated pro rata, based on their certificate principal balances, until their certificate principal balances have been reduced to zero; provided however, that on any Distribution Date on or after which a Sequential Trigger Event is in effect or if the Class M Certificates have been reduced to zero and the excess interest and overcollateralization amounts for such Distribution Date are insufficient to cover Realized Losses on the Group I Mortgage Loans, to the Class A1 Certificates until their certificate principal balances have been reduced to zero and then to the Class A1A Certificates until their certificate principal balances have been reduced to zero.

Principal distributions on the Group II Certificates will be allocated sequentially, to the Class A2, Class A3 and Class A4 Certificates, in that order, until the certificate principal balances thereof have been reduced to zero; provided however, that on any Distribution Date on or after which the Class M Certificates, have been reduced to zero and the excess interest and overcollateralization are insufficient to cover realized losses on the Group II Mortgage Loans, pro rata to the Class A2, Class A3 and Class A4 Certificates their pro rata portion of the Group II principal distribution amount until their certificate principal balance has been reduced to zero.

Notwithstanding the foregoing, if the aggregate Certificate Principal Balance of the Group I or Group II Certificates is reduced to zero, then the amount of principal distributions from the related loan group on subsequent Distribution Dates will be distributed pro rata to the group of Class A Certificates remaining outstanding, to the extent necessary to provide all required principal distributions to such Certificates.

Class A1A Certificates:

The Class A1A Certificates will act as first loss certificates for the Group I Certificates.  In the event that losses reach the Class A Certificates, the losses allocated to the Group I Certificates will be absorbed by the Class A1A Certificates.

Sequential Trigger Event:	A Sequential Trigger Event is in effect on any Distribution Date if cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:
Distribution Date	Percentage
March 2006 – February 2008	[1.25%]
March 2008 – February 2009	[1.25%] for the first month, plus an additional 1/12th of the positive difference between [2.85%] and [1.25%] for each month thereafter.

A Sequential Trigger Event is in effect on any date after the Distribution Date in February 2008 if a Trigger Event is in effect.

Class M Principal Distribution Amount:

The Class M Certificates will not receive any principal payments prior to the Stepdown Date.  On or after the Stepdown Date, if no Trigger Event is in effect, principal will be distributed on the Class M Certificates in the following order:  to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10 and Class M11 Certificates until each Class reaches its targeted enhancement level.

If a Trigger Event is in effect, principal distributions will be made sequentially first to the Class A Certificates and then to the Class M Certificates in their order of seniority until the Certificate Principal Balance of each such class is reduced to zero.

Trigger Event:	If either the Delinquency Trigger Event or Cumulative Loss Test is violated.
Delinquency Trigger Event:

If the percentage obtained by dividing  (x) the aggregate Stated Principal Balance of (i) Mortgage Loans Delinquent 60 days or more, (ii) REO Properties and (iii) Mortgage Loans in foreclosure and in bankruptcy by (y) the aggregate Stated Principal Balance of the Mortgage Loans, in each case, calculated prior to taking into account payments of principal on the Mortgage Loans due on the related Due Date or received during the related Prepayment Period, exceeds a percentage (as specified in the Pooling and Servicing Agreement) of the Credit Enhancement Percentage for the most senior class of certificates then outstanding.  In the case of the Class A Certificates, the percentage will be [38.10]%.

Cumulative Loss Test:

If the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of subsequent recoveries received from the Cut-off Date through the last day of the related due period) divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, exceeds the approximate applicable percentages set forth below with respect to such Distribution Date:

Distribution Date –Update	Percentage
March 2008 – February 2009	[1.25%] for the first month, plus an additional 1/12th of [1.60%] for each month thereafter.
March 2009 – February 2010	[2.85%] for the first month, plus an additional 1/12th of [1.60%] for each month thereafter.
March 2010 – February 2011	[4.45%] for the first month, plus an additional 1/12th of [1.30%] for each month thereafter.
March 2011 – February 2012	[5.75%] for the first month, plus an additional 1/12th of [0.70%] for each month thereafter.
March 2012 and thereafter	[6.45%]

Payment Priority:

On each Distribution Date, distributions will be made as follows:

From Available Funds, to pay any Net Swap Payment or the Swap Termination Payment owed to the Swap Provider, unless the swap provider is the defaulting party under the Swap Agreement, and other fees and expenses of the Trust.

From Available Funds, to pay interest on the Class A Certificates pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay interest excluding any accrued unpaid interest from prior Distribution Dates to the Class M Certificates, sequentially.

From Available Funds, to pay principal on the Class A Certificates, in accordance with the principal payment provisions described above.

From Available Funds, to pay principal on the Class M Certificates in accordance with the principal payment provisions described above.

From Net Monthly Excess Cashflow, if any, to the Certificates then entitled to receive distributions in respect of principal an additional payment of principal in order to reduce the Certificate Principal Balance of the Certificates to the extent necessary to maintain the required Overcollateralization Target Amount.

From Net Monthly Excess Cashflow, if any, Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, sequentially to the Class M Certificates in the same order of priority as described above.

From Net Monthly Excess Cashflow, if any, to pay the Net WAC Rate Carryover Amount on the Class A and Class M Certificates in the same order of priority as described above.

From Net Monthly Excess Cashflow, if any, Swap Termination Payments owed to the Swap Provider, if the Swap Provider is the defaulting party under the Swap Agreement.

From Net Monthly Excess Cashflow, if any, to pay any remaining amount to the Class X Certificates in accordance with the Pooling and Servicing Agreement.

From Net Swap Payments made by the Swap Provider:

From the Swap Account, to pay any unpaid interest on the Class A Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay any unpaid interest including any accrued unpaid interest from prior Distribution Dates to the Class M Certificates, sequentially.

From the Swap Account, to pay the Net WAC Rate Carryover Amount on the Class A and Class M Certificates remaining unpaid in the same order of priority as described above.

From the Swap Account, to pay any principal first, on the Class A Certificates, pro rata, and second, on the Class M Certificates, sequentially, in accordance with the principal payment provisions described above in an amount necessary to maintain the applicable Overcollateralization Target Amount; provided however, that the amounts distributable pursuant to this clause will not exceed the amount of cumulative Realized Losses since the Cut-Off Date.

From the Swap Account, to pay any unpaid Realized Losses remaining on the Class M Certificates, sequentially.

Swap Schedule

Period	Lower Bound Notional ($)	Upper Bound Notional ($)	Period	Lower Bound Notional ($)	Upper Bound Notional ($)	Period	Lower Bound Notional ($)	Upper Bound Notional ($)
1	7,350,773	7,350,773	21	3,576,467	4,821,443	41	240,450	443,712
2	7,262,697	7,293,706	22	3,415,265	4,670,193	42	227,445	428,418
3	7,153,613	7,227,640	23	3,260,076	4,522,924	43	214,928	413,557
4	7,023,656	7,152,628	24	2,877,734	4,276,062	44	202,880	399,102
5	6,873,134	7,068,805	25	2,543,323	4,042,573	45	182,342	355,544
6	6,702,530	6,976,340	26	2,254,209	3,822,282	46	168,819	333,354
7	6,512,513	6,875,439	27	2,002,603	3,614,419	47	157,043	315,537
8	6,303,932	6,766,387	28	1,891,309	3,418,954	48	147,331	303,641
9	6,077,819	6,649,403	29	1,786,935	3,234,883	49	138,080	292,450
10	5,835,835	6,524,788	30	1,688,466	3,127,847	50	129,157	281,556
11	5,582,286	6,392,873	31	1,595,444	3,024,632	51	120,550	270,953
12	5,339,561	6,254,021	32	1,507,557	2,924,720	52	112,249	260,633
13	5,107,331	6,108,671	33	1,424,511	2,828,003	53	104,243	250,587
14	4,885,138	5,957,188	34	1,346,034	2,733,596	54	96,521	240,810
15	4,672,547	5,800,013	35	335,091	561,068	55	89,072	231,293
16	4,469,139	5,637,610	36	313,524	530,110	56	81,889	222,031
17	4,274,516	5,470,617	37	297,763	511,532	57	74,960	213,015
18	4,088,294	5,300,766	38	282,597	493,523	58	68,278	204,240
19	3,910,109	5,136,031	39	268,004	476,064	59	61,833	195,699
20	3,739,611	4,976,307	40	253,963	459,645	60	55,617	187,387

Bond Sensitivity Tables

To Call

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	22.60	4.55	2.75	2.23	1.36	1.21	1.09
Mod Durn	13.13	3.79	2.46	2.04	1.29	1.16	1.05
Principal Window	1 - 358	1 - 159	1 - 93	1 - 75	1 - 32	1 - 27	1 - 25

Class A1A

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	22.60	4.55	2.75	2.23	1.36	1.21	1.09
Mod Durn	13.03	3.78	2.46	2.04	1.29	1.16	1.05
Principal Window	1 - 358	1 - 159	1 - 93	1 - 75	1 - 32	1 - 27	1 - 25

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	16.77	1.66	1.15	1.00	0.74	0.66	0.60
Mod Durn	11.05	1.58	1.11	0.97	0.73	0.65	0.59
Principal Window	1 - 295	1 - 37	1 - 24	1 - 22	1 - 15	1 - 13	1 - 12

Class A3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	28.19	6.44	3.76	3.00	1.84	1.65	1.48
Mod Durn	15.27	5.35	3.36	2.74	1.75	1.58	1.42
Principal Window	295 - 358	37 - 159	24 - 93	22 - 75	15 - 28	13 - 25	12 - 24

Class A4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.84	13.25	7.75	6.25	2.53	2.15	2.04
Mod Durn	15.50	9.65	6.40	5.34	2.37	2.02	1.93
Principal Window	358 - 358	159 - 159	93 - 93	75 - 75	28 - 32	25 - 27	24 - 25

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	8.71	5.20	4.62	3.92	3.25	2.84
Mod Durn	15.22	6.84	4.49	4.07	3.53	2.98	2.63
Principal Window	324 - 358	51 - 159	40 - 93	44 - 75	47 - 47	39 - 39	34 - 34

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	8.71	5.18	4.50	3.91	3.23	2.82
Mod Durn	15.19	6.84	4.46	3.97	3.52	2.96	2.62
Principal Window	324 - 358	51 - 159	39 - 93	42 - 75	46 - 47	37 - 39	33 - 34

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	8.71	5.17	4.44	3.71	3.05	2.68
Mod Durn	15.14	6.83	4.45	3.92	3.36	2.80	2.49
Principal Window	324 - 358	51 - 159	38 - 93	41 - 75	42 - 47	35 - 39	31 - 34

Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	8.71	5.16	4.41	3.54	2.91	2.56
Mod Durn	14.94	6.79	4.43	3.88	3.21	2.68	2.38
Principal Window	324 - 358	51 - 159	38 - 93	40 - 75	40 - 47	33 - 39	29 - 34

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	8.71	5.16	4.39	3.41	2.80	2.49
Mod Durn	14.91	6.78	4.42	3.86	3.10	2.59	2.31
Principal Window	324 - 358	51 - 159	38 - 93	39 - 75	38 - 47	31 - 39	28 - 34

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	8.71	5.15	4.37	3.32	2.73	2.42
Mod Durn	14.79	6.76	4.41	3.84	3.02	2.52	2.26
Principal Window	324 - 358	51 - 159	37 - 93	38 - 75	37 - 47	30 - 39	27 - 34

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	8.71	5.14	4.35	3.25	2.67	2.38
Mod Durn	13.78	6.56	4.32	3.76	2.92	2.44	2.19
Principal Window	324 - 358	51 - 159	37 - 93	38 - 75	35 - 47	29 - 39	26 - 34

Class  M8

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	8.71	5.14	4.35	3.20	2.64	2.35
Mod Durn	13.47	6.50	4.29	3.74	2.87	2.41	2.16
Principal Window	324 - 358	51 - 159	37 - 93	38 - 75	35 - 47	29 - 39	26 - 34

Class M9

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	8.71	5.14	4.34	3.18	2.60	2.35
Mod Durn	12.04	6.18	4.15	3.62	2.79	2.33	2.13
Principal Window	324 - 358	51 - 159	37 - 93	37 - 75	34 - 47	28 - 39	26 - 34

Class M10

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	8.70	5.13	4.31	3.14	2.59	2.35
Mod Durn	12.04	6.18	4.15	3.61	2.76	2.32	2.12
Principal Window	324 - 358	51 - 159	37 - 93	37 - 75	34 - 47	28 - 39	26 - 34

Class M11

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	8.23	4.85	4.10	2.98	2.45	2.26
Mod Durn	12.04	5.98	3.98	3.46	2.63	2.20	2.05
Principal Window	324 - 358	51 - 153	37 - 89	37 - 72	33 - 46	27 - 37	26 - 33

Bond Sensitivity Tables

To Maturity

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	22.60	4.90	2.98	2.42	1.36	1.21	1.09
Mod Durn	13.13	3.95	2.60	2.17	1.29	1.16	1.05
Principal Window	1 - 358	1 - 327	1 - 221	1 - 173	Jan-32	27-Jan	25-Jan

Class A1A

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	22.60	4.90	2.98	2.42	1.36	1.21	1.09
Mod Durn	13.03	3.94	2.60	2.16	1.29	1.16	1.05
Principal Window	1 - 358	1 - 327	1 - 221	1 - 173	Jan-32	27-Jan	25-Jan

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	16.77	1.66	1.15	1.00	0.74	0.66	0.60
Mod Durn	11.05	1.58	1.11	0.97	0.73	0.65	0.59
Principal Window	1 - 295	Jan-37	24-Jan	22-Jan	15-Jan	13-Jan	12-Jan

Class A3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	28.19	6.46	3.77	3.01	1.84	1.65	1.48
Mod Durn	15.27	5.36	3.36	2.75	1.75	1.58	1.42
Principal Window	295 - 358	37 - 172	24 - 100	22 - 81	15 - 28	13 - 25	24-Dec

Class A4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.84	18.99	11.51	9.17	2.53	2.15	2.04
Mod Durn	15.50	12.11	8.62	7.26	2.37	2.02	1.93
Principal Window	358 - 358	172 - 327	100 - 219	81 - 172	28 - 32	25 - 27	24 - 25

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	9.62	5.79	5.08	6.25	5.14	4.39
Mod Durn	15.22	7.24	4.84	4.38	5.28	4.47	3.89
Principal Window	324 - 358	51 - 289	40 - 182	44 - 144	54 - 121	44 - 101	38 - 86

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	9.59	5.74	4.94	4.40	3.60	3.12
Mod Durn	15.19	7.22	4.81	4.26	3.90	3.26	2.86
Principal Window	324 - 358	51 - 275	39 - 171	42 - 135	46 - 90	37 - 75	33 - 63

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	9.55	5.71	4.86	4.01	3.28	2.87
Mod Durn	15.14	7.20	4.78	4.20	3.59	2.99	2.65
Principal Window	324 - 358	51 - 262	38 - 161	41 - 128	42 - 85	35 - 70	31 - 59

Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	9.52	5.67	4.81	3.82	3.13	2.74
Mod Durn	14.94	7.14	4.74	4.15	3.42	2.86	2.53
Principal Window	324 - 358	51 - 253	38 - 154	40 - 122	40 - 81	33 - 66	29 - 56

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	9.47	5.63	4.76	3.67	3.01	2.65
Mod Durn	14.91	7.12	4.71	4.11	3.30	2.75	2.45
Principal Window	324 - 358	51 - 243	38 - 147	39 - 117	38 - 77	31 - 63	28 - 54

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	9.39	5.58	4.70	3.56	2.91	2.57
Mod Durn	14.79	7.06	4.67	4.06	3.20	2.67	2.38
Principal Window	324 - 358	51 - 230	37 - 138	38 - 110	37 - 72	30 - 59	27 - 50

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	9.28	5.49	4.62	3.44	2.82	2.50
Mod Durn	13.78	6.80	4.53	3.94	3.06	2.56	2.29
Principal Window	324 - 358	51 - 216	37 - 129	38 - 103	35 - 66	29 - 54	26 - 47

Class M8

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	9.15	5.41	4.56	3.34	2.76	2.44
Mod Durn	13.47	6.68	4.45	3.87	2.98	2.50	2.24
Principal Window	324 - 358	51 - 199	37 - 117	38 - 94	35 - 60	29 - 49	26 - 42

Class M9

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	9.01	5.32	4.48	3.28	2.68	2.41
Mod Durn	12.04	6.30	4.25	3.71	2.86	2.39	2.17
Principal Window	324 - 358	51 - 187	37 - 110	37 - 88	34 - 56	28 - 46	26 - 40

Class M10

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	8.78	5.18	4.35	3.17	2.61	2.36
Mod Durn	12.04	6.21	4.17	3.63	2.78	2.33	2.13
Principal Window	324 - 358	51 - 173	37 - 101	37 - 81	34 - 52	28 - 42	26 - 37

Class M11

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.36	8.23	4.85	4.10	2.98	2.45	2.26
Mod Durn	12.04	5.98	3.98	3.46	2.63	2.20	2.05
Principal Window	324 - 358	51 - 153	37 - 89	37 - 72	33 - 46	27 - 37	26 - 33

Excess Spread (1)(2)

Period	Static LIBOR (%)	Forward LIBOR (%)	Period	Static LIBOR (%)	Forward LIBOR (%)
1	0.55	0.55	39	4.66	4.38
2	2.47	2.47	40	4.80	4.52
3	2.46	2.46	41	4.67	4.41
4	2.47	2.47	42	4.67	4.40
5	2.46	2.46	43	4.80	4.54
6	2.46	2.46	44	4.66	4.38
7	2.47	2.47	45	4.80	4.53
8	2.45	2.46	46	4.67	4.37
9	2.46	2.46	47	4.67	4.37
10	2.45	2.45	48	5.08	4.82
11	2.45	2.45	49	4.66	4.36
12	2.48	2.48	50	4.79	4.51
13	2.44	2.45	51	4.64	4.35
14	2.45	2.45	52	4.77	4.49
15	2.43	2.44	53	4.62	4.32
16	2.44	2.44	54	4.62	4.32
17	2.43	2.43	55	4.75	4.46
18	2.42	2.43	56	4.61	4.31
19	2.43	2.43	57	4.74	4.46
20	2.41	2.42	58	4.60	4.31
21	2.42	2.42	59	4.60	4.30
22	2.41	2.42	60	5.02	4.75
23	3.59	3.59	61	4.64	4.26
24	3.60	3.60	62	4.80	4.44
25	3.56	3.56	63	4.63	4.26
26	3.55	3.55	64	4.79	4.44
27	3.52	3.52	65	4.63	4.26
28	3.52	3.52	66	4.63	4.26
29	4.49	4.52	67	4.79	4.44
30	4.48	4.52	68	4.63	4.26
31	4.49	4.52	69	4.79	4.44
32	4.46	4.49	70	4.63	4.27
33	4.49	4.52	71	4.63	4.27
34	4.47	4.50	72	4.95	4.61
35	4.67	4.42	73	4.63	4.27
36	5.06	4.84	74	4.79	4.44
37	4.64	4.38	75	4.64	4.27
38	4.75	4.49

(1)

Assumes the pricing speed.

(2)

Calculated as (a) interest collections on the collateral (net of the Administrative Fee Rate and Net Swap Payments), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

Group I Effective Available Funds Cap (“AFC”)

Period	AFC (%) (1)	Period	AFC (%) (1)
1	NA	39	13.63
2	22.47	40	13.95
3	22.39	41	14.66
4	22.49	42	14.64
5	22.40	43	14.98
6	22.39	44	14.60
7	22.48	45	14.73
8	22.38	46	14.28
9	22.47	47	14.90
10	22.37	48	16.10
11	22.37	49	14.84
12	22.65	50	15.19
13	22.35	51	14.79
14	22.44	52	15.15
15	22.34	53	14.73
16	22.42	54	14.69
17	22.32	55	15.04
18	22.32	56	14.61
19	22.40	57	14.96
20	22.30	58	14.55
21	22.38	59	14.50
22	22.28	60	15.68
23	23.42	61	12.11
24	23.65	62	12.49
25	23.36	63	12.07
26	23.45	64	12.45
27	23.28	65	12.03
28	23.39	66	12.01
29	24.17	67	12.39
30	24.17	68	11.97
31	24.32	69	12.35
32	24.14	70	11.93
33	24.31	71	11.91
34	24.14	72	12.71
35	13.75	73	11.87
36	14.71	74	12.24
37	13.65	75	11.82
38	13.96

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all Net Swap Payments received. Assumes 1 month and 6 month LIBOR equal 20%.

Group II Effective Available Funds Cap (“AFC”)

Period	AFC (%) (1)	Period	AFC (%) (1)
1	NA	39	13.75
2	22.50	40	14.06
3	22.43	41	14.79
4	22.53	42	14.78
5	22.43	43	15.12
6	22.43	44	14.73
7	22.52	45	14.88
8	22.42	46	14.41
9	22.51	47	15.04
10	22.41	48	16.27
11	22.41	49	14.99
12	22.69	50	15.35
13	22.39	51	14.95
14	22.48	52	15.31
15	22.38	53	14.89
16	22.46	54	14.86
17	22.36	55	15.21
18	22.36	56	14.78
19	22.44	57	15.15
20	22.34	58	14.72
21	22.42	59	14.68
22	22.33	60	15.88
23	23.47	61	12.29
24	23.72	62	12.68
25	23.42	63	12.25
26	23.51	64	12.64
27	23.35	65	12.22
28	23.46	66	12.20
29	24.25	67	12.59
30	24.25	68	12.16
31	24.40	69	12.55
32	24.22	70	12.12
33	24.41	71	12.11
34	24.22	72	12.92
35	13.85	73	12.07
36	14.83	74	12.45
37	13.76	75	12.03
38	14.07

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all Net Swap Payments received. Assumes 1 month and 6 month LIBOR equal 20%.

Class M Effective Available Funds Cap (“AFC”)

Period	AFC (%) (1)	Period	AFC (%) (1)
1	NA	39	13.68
2	22.48	40	14.00
3	22.40	41	14.72
4	22.50	42	14.70
5	22.41	43	15.04
6	22.41	44	14.66
7	22.49	45	14.79
8	22.40	46	14.34
9	22.49	47	14.96
10	22.39	48	16.17
11	22.38	49	14.90
12	22.67	50	15.26
13	22.37	51	14.86
14	22.45	52	15.22
15	22.36	53	14.80
16	22.44	54	14.77
17	22.34	55	15.11
18	22.33	56	14.69
19	22.42	57	15.04
20	22.32	58	14.62
21	22.40	59	14.58
22	22.30	60	15.77
23	23.44	61	12.19
24	23.68	62	12.58
25	23.38	63	12.15
26	23.48	64	12.54
27	23.31	65	12.11
28	23.42	66	12.09
29	24.21	67	12.48
30	24.20	68	12.05
31	24.36	69	12.44
32	24.18	70	12.01
33	24.35	71	11.99
34	24.17	72	12.80
35	13.80	73	11.95
36	14.76	74	12.33
37	13.70	75	11.91
38	14.01

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all Net Swap Payments received. Assumes 1 month and 6 month LIBOR equal 20%.

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, where the referenced Class first incurs a writedown. Calculations are run to maturity at forward LIBOR. Other assumptions incorporated include:

(1) prepayment speed is 115% PPC for Fixed Rate Mortgages and

              100% PPC for Adjustable Rate Mortgages,

(2) 40% loss severity, 50% loss severity, 60% loss severity

(3) 12 month lag from default to loss,

(4) no overcollateralization stepdown, and

(5) trigger events are always in effect.

(6) includes Net Swap Payments received

(7) 90% CPR cap on Adjustable Rate Mortgages and no CPR cap on Fixed Rate Mortgages

	Forward LIBOR
	40% Loss Severity		50% Loss Severity		60% Loss Severity
	CDR Break %	Cum Loss %	CDR Break %	Cum Loss %	CDR Break %	Cum Loss %
Class M1	26.86	20.21	20.11	20.80	16.07	21.23
Class M2	21.52	17.45	16.40	17.96	13.25	18.32
Class M3	18.68	15.80	14.37	16.26	11.68	16.58
Class M4	16.24	14.26	12.60	14.68	10.29	14.97
Class M5	14.04	12.78	10.97	13.14	9.00	13.39
Class M6	12.11	11.38	9.53	11.71	7.85	11.93
Class M7	10.33	10.01	8.17	10.29	6.75	10.47
Class M8	9.41	9.27	7.46	9.52	6.18	9.69
Class M9	8.45	8.47	6.72	8.69	5.58	8.85
Class M10	7.53	7.67	6.00	7.87	4.99	8.00
Class M11	6.68	6.92	5.35	7.10	4.46	7.23

MORTGAGE LOANS

The Mortgage Loans primarily consist of first lien 2/28 and 3/27 adjustable rate loans, first lien and second lien fixed rate closed-end home equity loans, and interest-only loans.  The 2/28 and 3/27 adjustable rate loans are primarily subject to semi-annual interest rate adjustments after an initial twenty-four, and thirty-six month period respectively.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through [January 2006].  The final pool will be approximately $[746,271,329] (+/-10%) and the characteristics noted below are representative of the final pool, but are subject to variances based on final delivery.

 ABSC NC 2006-HE2 Collateral Summary

Characteristics	Aggregate Collateral Summary	Adjustable Rate Collateral Summary	Fixed Collateral Summary	Interest Only Collateral Summary	Second Lien Collateral Summary	Silent Second Collateral Summary

Current Balance	$746,271,329	$618,820,515	$127,450,814	$43,383,119	$19,538,057	$239,596,154
Number of Loans	3,971	2,964	1,007	144	336	1,142
Average Current Balance	$187,930	$208,779	$126,565	$301,272	$58,149	$209,804
Interest Only Loans	5.81%	7.01%	0.00%	100.00%	0.00%	8.44%
Fixed Rate Loans	17.08%	0.00%	100.00%	0.00%	100.00%	7.40%
Adjustable Rate Loans	82.92%	100.00%	0.00%	100.00%	0.00%	92.60%
W.A. Coupon	8.200%	8.249%	7.961%	7.676%	11.364%	7.946%
W.A. Margin	6.138%	6.138%	0.000%	6.079%	0.000%	6.096%
W.A. Maximum Rate	15.243%	15.243%	0.000%	14.671%	0.000%	14.982%
W.A. Initial Rate Adjustment Cap	1.498%	1.498%	0.000%	1.498%	0.000%	1.500%
W.A. Periodic Rate Adjustment Cap	1.498%	1.498%	0.000%	1.498%	0.000%	1.500%
W.A. Original LTV	81.24%	80.91%	82.84%	81.71%	99.85%	80.39%
W.A. Combined LTV	87.41%	87.81%	85.52%	90.94%	99.85%	99.62%
W.A. Original Term	358	360	351	360	359	360
W.A. Remaining Term	356	358	348	358	356	358
Non-Zero W.A. FICO	625	623	635	643	657	660
W.A. DTI Ratio	41.57%	41.82%	40.39%	42.42%	41.12%	43.11%
Owner Occupied	88.73%	87.81%	93.18%	97.95%	88.56%	91.82%
Prepayment Penalty Percentage	74.92%	75.34%	72.84%	82.70%	64.70%	77.04%
First Lien Percentage	97.38%	100.00%	84.67%	100.00%	0.00%	100.00%
Second Lien Percentage	2.62%	0.00%	15.33%	0.00%	100.00%	0.00%
Silent Second Percentage	32.11%	35.85%	13.91%	46.60%	0.00%	100.00%
Balloon Loan Percentage	48.05%	55.37%	12.51%	0.00%	0.00%	59.02%
W.A. CLTV of Silent Seconds	99.62%	99.62%	99.60%	99.86%	0.00%	99.62%
Non-Full Doc Percentage	44.45%	47.71%	28.63%	45.66%	58.15%	58.80%
Top 5 States	CA (31.99%) FL (12.12%) AZ (5.32%) TX (4.93%) NY (4.57%)	CA (35.13%) FL (11.99%) AZ (5.65%) NY (3.67%) TX (3.29%)	CA (16.71%) TX (12.89%) FL (12.77%) NY (8.93%) NJ (3.76%)	CA (60.26%) NY (8.73%) AZ (4.01%) FL (3.96%) MA (2.71%)	CA (36.92%) FL (10.32%) NY (7.15%) NV (5.59%) AZ (4.14%)	CA (39.41%) FL (12.07%) TX (5.89%) AZ (4.95%) NY (2.71%)
Conforming By Balance Percentage	84.78%	84.05%	88.34%	67.66%	61.86%	82.66%

ABSC NC 2006-HE2 Collateral Summary (Cont’d)

Characteristics	Aggregate Collateral Summary	Group I Collateral Summary	Group II Collateral Summary

Current Balance	$746,271,329	$419,331,802	$326,939,527
Number of Loans	3,971	2,381	1,590
Average Current Balance	$187,930	$176,116	$205,622
Interest Only Loans	5.81%	4.11%	7.99%
Fixed Rate Loans	17.08%	17.48%	16.57%
Adjustable Rate Loans	82.92%	82.52%	83.43%
W.A. Coupon	8.200%	8.183%	8.221%
W.A. Margin	6.138%	6.135%	6.141%
W.A. Maximum Rate	15.243%	15.266%	15.214%
W.A. Initial Rate Adjustment Cap	1.498%	1.498%	1.499%
W.A. Periodic Rate Adjustment Cap	1.498%	1.498%	1.499%
W.A. Original LTV	81.24%	80.83%	81.77%
W.A. Combined LTV	87.41%	87.47%	87.35%
W.A. Original Term	358	358	359
W.A. Remaining Term	356	356	356
Non-Zero W.A. FICO	625	629	621
W.A. DTI Ratio	41.57%	42.02%	41.00%
Owner Occupied	88.73%	87.61%	90.15%
Prepayment Penalty Percentage	74.92%	72.79%	77.64%
First Lien Percentage	97.38%	98.01%	96.57%
Second Lien Percentage	2.62%	1.99%	3.43%
Silent Second Percentage	32.11%	34.78%	28.67%
Balloon Loan Percentage	48.05%	47.60%	48.64%
W.A. CLTV of Silent Seconds	99.62%	99.60%	99.65%
Non-Full Doc Percentage	44.45%	44.16%	44.83%
Top 5 States	CA(31.99%) FL(12.12%) AZ(5.32%) TX(4.93%) NY(4.57%)	CA (26.12%) FL (13.41%) TX (5.94%) AZ (5.44%) NY (4.85%)	CA (39.52%) FL (10.47%) AZ (5.17%) NY (4.21%) TX (3.62%)
Conforming By Balance Percentage	84.78%	100.00%	65.27%

Eight sets of tables follow.

The first set of tables is the Aggregate Collateral.

The second set of tables is the Adjustable Rate Collateral.

The third set of tables is the Fixed Rate Collateral.

The fourth set of tables is the Interest Only Collateral.

The fifth set of tables is the Second Lien Collateral.

The sixth set of tables is the Silent Second Collateral.

The seventh set of tables is the Group I Collateral*.

The eighth set of tables is the Group II Collateral*.

*Group I will consist of mortgage loans that have original principal balances that conform to Fannie Mae or Freddie Mac guidelines.

AGGREGATE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	50	$1,015,489.00	0.14%	626	99.68%	11.533%	97.89%
25,001 - 50,000	147	5,704,543.40	0.76	639	92.40	10.376	85.82
50,001 - 75,000	425	26,890,160.20	3.60	609	84.32	9.408	84.90
75,001 - 100,000	494	43,157,980.20	5.78	609	81.56	8.644	89.03
100,001 - 125,000	415	46,715,965.00	6.25	616	81.09	8.498	89.17
125,001 - 150,000	375	51,841,603.70	6.94	616	79.93	8.256	89.78
150,001 - 175,000	326	52,686,865.59	7.05	616	80.70	8.242	90.86
175,001 - 200,000	319	60,120,687.59	8.05	615	79.38	8.243	86.48
200,001 - 250,000	397	89,433,698.80	11.97	621	80.13	8.139	87.44
250,001 - 300,000	348	95,332,681.00	12.76	631	81.17	7.875	88.85
300,001 - 400,000	390	134,738,558.00	18.03	632	80.67	8.011	88.48
400,001 - 500,000	181	80,948,260.00	10.83	636	81.94	8.011	91.76
500,001 - 600,000	81	44,155,063.00	5.91	645	84.94	8.026	84.95
600,001 - 700,000	23	14,383,585.00	1.93	642	81.20	7.892	95.78
Total:	3,971	$747,125,140.48	100.00%	625	81.24%	8.200%	88.73%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	50	$1,014,518.38	0.14%	626	99.68%	11.533%	97.89%
25,001 - 50,000	148	5,743,814.86	0.77	639	92.29	10.348	85.07
50,001 - 75,000	427	27,026,442.47	3.62	609	84.03	9.397	84.90
75,001 - 100,000	491	42,866,034.91	5.74	609	81.74	8.649	89.15
100,001 - 125,000	416	46,774,783.79	6.27	616	81.12	8.499	88.94
125,001 - 150,000	374	51,645,532.07	6.92	616	79.91	8.254	89.99
150,001 - 175,000	327	52,797,459.52	7.07	616	80.71	8.238	90.89
175,001 - 200,000	318	59,873,154.73	8.02	615	79.37	8.247	86.44
200,001 - 250,000	398	89,583,139.64	12.00	622	80.03	8.134	87.48
250,001 - 300,000	348	95,278,822.42	12.77	631	81.27	7.874	88.86
300,001 - 400,000	389	134,297,231.83	18.00	631	80.66	8.015	88.46
400,001 - 500,000	181	80,885,550.61	10.84	636	81.94	8.011	91.76
500,001 - 600,000	82	44,711,682.99	5.99	644	85.01	8.009	85.15
600,001 - 700,000	22	13,773,160.82	1.85	645	80.81	7.942	95.60
Total:	3,971	$746,271,329.04	100.00%	625	81.24%	8.200%	88.73%

AGGREGATE COLLATERAL

FICO SCORES

Fico Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500 or less	11	$2,324,409.19	0.31%	500	76.79%	9.470%	100.00%
501 - 525	249	42,340,120.71	5.67	514	75.11	9.324	95.28
526 - 550	308	54,272,136.98	7.27	537	78.00	8.767	96.69
551 - 575	389	69,056,220.18	9.25	563	78.70	8.600	96.93
576 - 600	508	88,912,805.40	11.91	588	81.14	8.292	92.77
601 - 625	685	121,565,738.74	16.29	614	82.67	7.978	91.01
626 - 650	672	126,922,943.26	17.01	638	82.48	8.022	89.09
651 - 675	461	88,399,843.08	11.85	662	82.50	7.872	84.88
676 - 700	293	63,588,266.63	8.52	687	82.84	7.892	79.31
701 - 725	156	36,754,367.46	4.93	712	82.35	7.997	77.17
726 - 750	125	25,389,030.36	3.40	736	81.84	7.941	78.41
751 - 775	73	17,401,048.46	2.33	761	82.95	8.153	74.17
776 - 800	37	8,474,721.44	1.14	786	80.99	7.742	76.41
801 - 825	4	869,677.15	0.12	806	83.29	7.457	85.06
Total:	3,971	$746,271,329.04	100.00%	625	81.24%	8.200%	88.73%

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120 or less	4	$267,126.04	0.04%	653	70.43%	7.276%	81.71%
121 - 180	41	3,883,202.55	0.52	653	69.22	7.382	95.85
181 - 240	27	2,771,586.15	0.37	635	78.12	7.384	90.84
241 - 300	3	470,518.05	0.06	616	85.38	7.636	100.00
301 - 360	3,896	738,878,896.25	99.01	625	81.32	8.208	88.68
Total:	3,971	$746,271,329.04	100.00%	625	81.24%	8.200%	88.73%

REMAINING TERM TO MATURITY OF THE LOANS

Remaining Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or less	45	$4,150,328.59	0.56%	653	69.29%	7.375%	94.94%
181 - 348	30	3,242,104.20	0.43	632	79.17	7.420	92.17
349 - 360	3,896	738,878,896.25	99.01	625	81.32	8.208	88.68
Total:	3,971	$746,271,329.04	100.00%	625	81.24%	8.200%	88.73%

AGGREGATE COLLATERAL

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	2,958	$537,727,015.68	72.06%	621	80.98%	8.181%	90.96%
PUD - Detached	440	84,954,005.76	11.38	626	81.90	8.216	88.07
2-4 Unit	213	54,835,309.46	7.35	643	81.47	8.280	75.51
Condominium	270	53,081,630.44	7.11	648	82.29	8.260	82.31
PUD - Attached	90	15,673,367.70	2.10	634	82.29	8.249	83.54
Total:	3,971	$746,271,329.04	100.00%	625	81.24%	8.200%	88.73%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	3,511	$662,136,812.07	88.73%	621	80.83%	8.111%	100.00%
Investment Prop.	310	56,485,102.25	7.57	651	84.55	8.994	0.00
Second Home	150	27,649,414.72	3.71	678	84.23	8.702	0.00
Total:	3,971	$746,271,329.04	100.00%	625	81.24%	8.200%	88.73%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi. - Cashout	1,850	$365,667,539.48	49.00%	601	79.22%	8.103%	92.51%
Purchase	1,762	317,884,509.77	42.60	654	83.39	8.372	83.22
Refi. - Rate/Term	359	62,719,279.79	8.40	621	82.10	7.888	94.60
Total:	3,971	$746,271,329.04	100.00%	625	81.24%	8.200%	88.73%

AGGREGATE COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	102	$14,258,830.67	1.91%	599	39.12%	7.695%	93.94%
50.01 - 60.00	79	16,365,344.03	2.19	592	56.04	7.737	95.51
60.01 - 70.00	231	47,775,252.72	6.40	590	66.68	7.848	94.43
70.01 - 80.00	1,799	364,028,727.74	48.78	636	79.04	7.999	91.24
80.01 - 90.00	1,214	235,584,148.59	31.57	612	87.49	8.388	84.04
90.01 - 100.00	546	68,259,025.29	9.15	652	96.46	9.080	84.79
Total:	3,971	$746,271,329.04	100.00%	625	81.24%	8.200%	88.73%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan to Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	101	$14,035,172.62	1.88%	600	39.03%	7.700%	93.85%
50.01 to 60.00	80	16,589,002.08	2.22	591	55.88	7.732	95.57
60.01 to 70.00	229	47,330,156.82	6.34	590	66.66	7.826	94.38
70.01 to 75.00	263	48,555,066.22	6.51	584	74.07	8.281	91.10
75.01 to 80.00	499	92,002,451.07	12.33	596	79.37	8.163	89.33
80.01 to 85.00	460	88,969,804.17	11.92	596	84.27	8.241	90.36
85.01 to 90.00	664	132,756,957.92	17.79	623	89.62	8.434	79.15
90.01 to 95.00	275	57,237,543.53	7.67	638	92.86	8.252	83.85
95.01 to 100.00	1,400	248,795,174.61	33.34	663	81.95	8.176	91.86
Total:	3,971	$746,271,329.04	100.00%	625	81.24%	8.200%	88.73%

AGGREGATE COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	794	$238,724,670.64	31.99%	639	79.98%	8.033%	88.26%
Florida	498	90,443,633.65	12.12	623	80.92	8.327	85.21
Arizona	220	39,713,274.48	5.32	619	80.23	8.321	90.09
Texas	353	36,770,363.38	4.93	618	80.32	8.016	92.84
New York	132	34,106,266.19	4.57	633	81.84	7.761	94.56
New Jersey	99	23,599,178.47	3.16	623	79.43	8.285	92.99
Illinois	130	22,219,792.82	2.98	628	83.20	8.230	89.76
Massachusetts	93	22,132,637.52	2.97	623	82.52	8.198	91.84
Maryland	78	16,965,194.65	2.27	617	81.00	8.015	92.95
Nevada	75	15,400,427.42	2.06	645	82.15	8.323	56.47
Other	1,499	206,195,889.82	27.63	611	82.91	8.411	89.97
Total:	3,971	$746,271,329.04	100.00%	625	81.24%	8.200%	88.73%

Number of States Represented:  50 and The District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Doc	1,423	$313,714,523.33	42.04%	648	81.35%	8.653%	82.25%
Full Doc – 1yr W2	1,099	186,546,093.15	25.00	607	80.46	7.811	94.66
Full Doc - 2yr W2/Tax Returns	1,146	178,639,425.40	23.94	606	81.52	7.945	92.54
Full Doc - 12 M Bank Statements	203	45,628,998.44	6.11	619	82.44	7.802	91.60
Limited Doc - 6 M Bank Statements	80	17,331,876.93	2.32	622	80.37	7.948	94.61
Full Doc - 24 M Bank Statements	18	3,711,979.46	0.50	618	85.28	7.874	94.78
Limited - 12 M Bank Statements	2	698,432.33	0.09	644	90.69	7.147	72.81
Total:	3,971	$746,271,329.04	100.00%	625	81.24%	8.200%	88.73%

AGGREGATE COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.001 - 5.500	2	$429,997.86	0.06%	655	82.13%	5.500%	100.00%
5.501 - 6.000	36	9,056,306.52	1.21	643	77.84	5.899	100.00
6.001 - 6.500	185	39,146,634.16	5.25	660	79.13	6.325	96.79
6.501 - 7.000	358	77,292,295.03	10.36	644	78.25	6.830	96.12
7.001 - 7.500	456	98,651,926.86	13.22	642	79.72	7.298	96.30
7.501 - 8.000	671	149,442,241.61	20.03	634	79.83	7.786	92.70
8.001 - 8.500	481	96,129,693.80	12.88	627	81.42	8.290	86.83
8.501 - 9.000	610	118,522,769.37	15.88	612	82.20	8.784	85.27
9.001 - 9.500	341	58,187,594.01	7.80	593	82.18	9.284	83.22
9.501 - 10.000	345	53,921,769.88	7.23	591	84.29	9.770	71.68
10.001 - 10.500	134	17,794,244.61	2.38	578	83.86	10.272	74.85
10.501 - 11.000	97	10,236,160.46	1.37	610	88.94	10.770	71.55
11.001 - 11.500	91	7,174,188.86	0.96	636	92.17	11.242	75.03
11.501 - 12.000	70	4,497,521.05	0.60	619	94.84	11.815	90.31
12.001 - 12.500	57	3,642,877.96	0.49	614	95.08	12.266	93.83
12.501 - 13.000	26	1,536,253.85	0.21	629	100.00	12.683	93.82
13.001 - 13.500	6	251,689.79	0.03	619	100.00	13.226	69.02
13.501 - 14.000	4	293,386.47	0.04	632	100.00	13.764	48.89
14.001 - 14.500	1	63,776.89	0.01	639	100.00	14.050	100.00
Total:	3,971	$746,271,329.04	100.00%	625	81.24%	8.200%	88.73%

AGGREGATE COLLATERAL

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
12.001 - 12.500	3	$741,147.09	0.12%	630	71.81%	5.920%	100.00%
12.501 - 13.000	21	5,641,515.81	0.91	636	76.45	5.925	100.00
13.001 - 13.500	63	16,248,973.49	2.63	660	78.14	6.388	93.40
13.501 - 14.000	213	52,429,749.27	8.47	648	78.00	6.866	95.92
14.001 - 14.500	343	80,594,757.63	13.02	646	79.78	7.312	96.40
14.501 - 15.000	580	134,382,636.31	21.72	636	79.94	7.789	92.75
15.001 - 15.500	425	89,183,838.04	14.41	627	81.39	8.294	86.41
15.501 - 16.000	545	109,732,411.78	17.73	613	82.53	8.785	84.35
16.001 - 16.500	316	54,749,322.27	8.85	591	81.83	9.287	83.75
16.501 - 17.000	273	48,384,275.53	7.82	585	83.37	9.762	71.67
17.001 - 17.500	103	15,892,518.94	2.57	574	83.27	10.277	73.78
17.501 - 18.000	49	7,034,926.72	1.14	586	85.26	10.746	66.91
18.001 - 18.500	20	2,666,835.76	0.43	584	83.41	11.199	63.06
18.501 - 19.000	6	588,827.83	0.10	513	72.09	11.821	79.24
19.001 - 19.500	4	548,778.15	0.09	529	68.42	12.110	84.16
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
3.001 - 3.500	1	$105,215.93	0.02%	600	90.00%	10.500%	100.00%
3.501 - 4.000	1	114,519.54	0.02	599	80.00	7.125	100.00
4.001 - 4.500	1	225,106.69	0.04	637	85.00	9.050	100.00
4.501 - 5.000	10	2,390,868.36	0.39	646	87.69	7.259	75.18
5.001 - 5.500	2	647,667.71	0.10	539	80.00	8.476	68.51
5.501 - 6.000	1,312	258,698,724.10	41.81	621	81.68	7.945	89.83
6.001 - 6.500	1,412	312,439,497.03	50.49	633	80.86	8.387	86.01
6.501 - 7.000	148	31,593,804.77	5.11	574	77.96	8.930	87.33
7.001 - 7.500	75	12,238,836.12	1.98	547	73.01	9.525	94.88
7.501 - 8.000	2	366,274.37	0.06	515	53.10	8.011	100.00
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

AGGREGATE COLLATERAL

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,007	$127,450,814.42	17.08%	635	82.84%	7.961%	93.18%
2007-09	2	199,464.42	0.03	644	85.41	7.958	45.87
2007-10	10	1,919,076.61	0.26	626	81.66	7.857	81.25
2007-11	54	12,709,321.69	1.70	607	83.48	8.036	78.87
2007-12	378	79,953,425.42	10.71	621	81.86	8.309	78.81
2008-01	1,835	394,003,836.89	52.80	625	80.64	8.256	89.07
2008-02	595	110,862,030.39	14.86	622	80.62	8.342	90.19
2008-08	1	198,887.84	0.03	645	88.50	7.250	0.00
2008-09	3	555,985.59	0.07	604	80.00	6.479	100.00
2008-10	24	5,213,216.94	0.70	626	86.55	6.711	90.48
2008-11	10	2,907,372.33	0.39	627	78.58	7.170	95.37
2008-12	22	4,690,856.59	0.63	616	80.62	7.678	94.35
2009-01	19	3,475,741.06	0.47	582	81.78	8.460	90.31
2009-02	11	2,131,298.85	0.29	614	82.55	8.105	100.00
Total:	3,971	$746,271,329.04	100.00%	625	81.24%	8.200%	88.73%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	1,059	$187,188,968.80	25.08%	633	82.34%	8.665%	83.56%
12	180	50,920,147.21	6.82	635	80.90	8.106	90.33
24	2,213	426,601,384.08	57.16	619	80.92	8.163	90.04
36	519	81,560,828.95	10.93	632	80.61	7.378	92.72
Total:	3,971	$746,271,329.04	100.00%	625	81.24%	8.200%	88.73%

AGGREGATE COLLATERAL

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	1,330	$221,909,799.74	29.74%	607	80.56%	8.305%	91.27%
2/28 ARM - 5 Yr IO	121	37,458,337.92	5.02	644	81.47	7.814	98.36
2/28 ARM- 40 Yr Am	1,423	340,279,017.76	45.60	632	80.99	8.302	84.13
3/27 ARM	57	10,881,065.03	1.46	604	82.44	7.774	89.37
3/27 ARM - 5 Yr IO	23	5,924,780.65	0.79	638	83.24	6.802	95.37
3/27 ARM- 40 Yr Am	10	2,367,513.52	0.32	597	80.22	7.894	100.00
BALLOON 40/30	85	15,946,125.00	2.14	639	78.21	7.808	94.89
Fixed - 10 Year	4	267,126.04	0.04	653	70.43	7.276	81.71
Fixed - 15 Year	41	3,883,202.55	0.52	653	69.22	7.382	95.85
Fixed - 20 Year	27	2,771,586.15	0.37	635	78.12	7.384	90.84
Fixed - 25 Year	3	470,518.05	0.06	616	85.38	7.636	100.00
Fixed - 30 Year	847	104,112,256.63	13.95	634	84.20	8.025	92.88
Total:	3,971	$746,271,329.04	100.00%	625	81.24%	8.200%	88.73%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	3,117	$590,027,782.78	79.06%	638	81.96%	8.074%	88.16%
A+	341	69,153,635.79	9.27	593	80.39	8.312	87.49
A-	240	42,203,087.15	5.66	575	77.98	8.710	93.46
B	184	31,099,569.49	4.17	554	76.78	8.997	91.83
C	82	12,853,258.11	1.72	541	74.93	9.480	97.59
C-	7	933,995.72	0.13	531	70.00	11.803	100.00
Total:	3,971	$746,271,329.04	100.00%	625	81.24%	8.200%	88.73%

AGGREGATE COLLATERAL

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	3,635	$726,733,272.26	97.38%	624	80.74%	8.114%	88.73%
Second Lien	336	19,538,056.78	2.62	657	99.85	11.364	88.56
Total:	3,971	$746,271,329.04	100.00%	625	81.24%	8.200%	88.73%

DTI RATIO

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
0.01 - 5.00	4	$727,765.72	0.10%	679	73.45%	8.340%	43.98%
5.01 - 10.00	14	2,553,189.45	0.34	607	80.66	7.862	86.45
10.01 - 15.00	25	4,098,121.59	0.55	643	81.82	8.400	65.91
15.01 - 20.00	76	11,158,755.16	1.50	618	81.05	8.211	84.08
20.01 - 25.00	179	26,531,496.84	3.56	611	77.90	8.113	90.50
25.01 - 30.00	255	38,105,077.76	5.11	621	80.18	8.185	88.48
30.01 - 35.00	428	68,476,904.89	9.18	615	81.13	8.279	87.60
35.01 - 40.00	600	105,502,241.81	14.14	625	81.32	8.243	87.68
40.01 - 45.00	847	157,485,637.55	21.10	630	82.04	8.273	88.76
45.01 - 50.00	1,296	282,085,021.85	37.80	630	82.29	8.179	89.50
50.01 - 55.00	237	46,619,834.76	6.25	605	75.15	7.942	91.13
55.01 - 60.00	9	2,567,390.76	0.34	618	78.40	7.717	100.00
70.01 - 75.00	1	359,890.90	0.05	680	95.00	8.500	0.00
Total:	3,971	$746,271,329.04	100.00%	625	81.24%	8.200%	88.73%

ADJUSTABLE RATE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	17	$839,200.00	0.14%	593	69.11%	8.634%	82.52%
50,001 - 75,000	251	16,067,697.20	2.59	596	82.50	9.124	82.40
75,001 - 100,000	317	27,724,638.20	4.48	598	81.44	8.605	88.85
100,001 - 125,000	303	34,243,896.00	5.53	607	80.37	8.559	86.80
125,001 - 150,000	300	41,544,330.70	6.71	610	80.26	8.360	89.21
150,001 - 175,000	268	43,405,150.59	7.01	609	80.53	8.389	89.61
175,001 - 200,000	265	49,956,680.59	8.07	613	79.65	8.458	84.84
200,001 - 250,000	343	77,455,068.80	12.51	619	79.77	8.285	86.06
250,001 - 300,000	293	80,257,303.00	12.96	632	81.03	8.015	87.08
300,001 - 400,000	345	119,398,918.00	19.28	631	80.39	8.123	88.38
400,001 - 500,000	167	74,821,610.00	12.08	636	82.07	8.061	91.09
500,001 - 600,000	74	40,455,475.00	6.53	641	84.71	8.111	83.58
600,001 - 700,000	21	13,172,585.00	2.13	644	80.62	7.825	100.00
Total:	2,964	$619,342,553.08	100.00%	623	80.91%	8.249%	87.81%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	17	$838,282.54	0.14%	593	69.11%	8.634%	82.52%
50,001 - 75,000	252	16,127,336.24	2.61	596	82.39	9.118	82.02
75,001 - 100,000	316	27,619,693.92	4.46	597	81.50	8.607	89.09
100,001 - 125,000	304	34,335,742.63	5.55	608	80.40	8.561	86.49
125,001 - 150,000	299	41,381,197.45	6.69	610	80.23	8.358	89.48
150,001 - 175,000	268	43,365,621.81	7.01	609	80.53	8.389	89.61
175,001 - 200,000	265	49,913,305.59	8.07	613	79.65	8.458	84.84
200,001 - 250,000	343	77,391,150.61	12.51	619	79.77	8.285	86.06
250,001 - 300,000	293	80,194,869.24	12.96	632	81.03	8.015	87.08
300,001 - 400,000	345	119,302,307.28	19.28	631	80.39	8.123	88.38
400,001 - 500,000	167	74,766,053.80	12.08	636	82.07	8.061	91.09
500,001 - 600,000	75	41,021,545.51	6.63	640	84.78	8.092	83.81
600,001 - 700,000	20	12,563,408.00	2.03	647	80.17	7.877	100.00
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

ADJUSTABLE RATE COLLATERAL

FICO SCORES

Fico Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500 or less	10	$2,071,398.72	0.33%	500	75.79%	9.551%	100.00%
501 - 525	229	40,367,822.60	6.52	514	74.97	9.312	95.17
526 - 550	275	49,458,736.28	7.99	537	78.26	8.805	96.52
551 - 575	343	62,785,867.44	10.15	563	79.47	8.662	97.04
576 - 600	380	72,506,469.43	11.72	588	81.45	8.319	93.10
601 - 625	471	95,031,839.71	15.36	614	82.06	8.013	89.87
626 - 650	457	102,262,859.07	16.53	638	82.21	8.013	87.73
651 - 675	305	67,808,610.28	10.96	662	82.10	7.947	82.20
676 - 700	189	48,794,143.03	7.89	687	82.11	7.971	77.01
701 - 725	120	31,983,459.20	5.17	713	81.94	8.064	74.38
726 - 750	92	21,886,210.89	3.54	735	80.69	7.799	76.36
751 - 775	61	15,897,924.30	2.57	761	82.58	8.039	73.89
776 - 800	30	7,454,655.04	1.20	786	80.58	7.642	75.93
801 - 825	2	510,518.63	0.08	808	81.70	8.158	74.55
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

ORIGINAL TERM

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
301 - 360	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
349 - 360	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

ADJUSTABLE RATE COLLATERAL

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	2,190	$439,926,945.65	71.09%	618	80.71%	8.247%	90.09%
PUD - Detached	325	72,097,452.86	11.65	623	81.45	8.233	87.04
Condominium	216	47,201,411.73	7.63	647	81.63	8.217	82.10
2-4 Unit	166	46,054,213.34	7.44	642	80.95	8.324	74.97
PUD - Attached	67	13,540,491.04	2.19	633	82.08	8.252	81.25
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	2,585	$543,376,812.20	87.81%	618	80.47%	8.164%	100.00%
Investment Prop.	268	51,419,757.86	8.31	652	84.78	9.034	0.00
Second Home	111	24,023,944.56	3.88	681	82.70	8.483	0.00
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi. - Cashout	1,384	$293,541,148.65	47.44%	595	79.24%	8.292%	91.85%
Purchase	1,341	280,489,373.66	45.33	654	82.43	8.219	82.72
Refi. - Rate/Term	239	44,789,992.31	7.24	614	82.31	8.149	93.17
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

ADJUSTABLE RATE COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	65	$10,475,458.34	1.69%	589	40.28%	7.812%	93.47%
50.01 - 60.00	57	12,803,932.69	2.07	583	56.18	7.906	96.78
60.01 - 70.00	178	39,207,289.39	6.34	586	66.81	7.983	94.02
70.01 - 80.00	1,504	320,918,939.82	51.86	637	79.11	8.084	90.54
80.01 - 90.00	986	194,477,626.89	31.43	607	87.56	8.604	82.42
90.01 - 100.00	174	40,937,267.49	6.62	649	95.12	8.329	81.81
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan to Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	64	$10,251,800.29	1.66%	590	40.18%	7.822%	93.33%
50.01 - 60.00	58	13,027,590.74	2.11	582	55.98	7.896	96.84
60.01 - 70.00	176	38,762,193.49	6.26	586	66.78	7.957	93.95
70.01 - 75.00	209	40,644,809.30	6.57	581	74.13	8.444	89.96
75.01 - 80.00	359	73,399,474.64	11.86	589	79.40	8.382	87.99
80.01 - 85.00	360	70,638,579.14	11.42	588	84.27	8.507	89.48
85.01 - 90.00	546	111,052,580.26	17.95	620	89.62	8.625	77.11
90.01 - 95.00	222	48,159,540.51	7.78	636	92.73	8.376	82.69
95.01 - 100.00	970	212,883,946.25	34.40	664	80.46	7.950	91.59
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

ADJUSTABLE RATE COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	659	$217,421,515.22	35.13%	637	79.68%	7.979%	87.61%
Florida	380	74,174,207.13	11.99	619	80.87	8.447	83.29
Arizona	183	34,962,630.17	5.65	615	80.11	8.384	89.94
New York	78	22,723,924.15	3.67	627	80.94	7.813	93.35
Texas	166	20,346,709.89	3.29	611	80.56	8.320	92.15
New Jersey	73	18,812,170.43	3.04	620	79.94	8.510	92.01
Massachusetts	71	18,341,999.63	2.96	626	82.64	8.211	90.15
Illinois	101	18,084,038.38	2.92	625	82.98	8.288	90.81
Maryland	55	13,022,132.06	2.10	609	81.03	8.124	91.41
Michigan	109	12,580,025.95	2.03	597	84.13	8.754	86.14
Other	1,089	168,351,161.61	27.21	611	82.17	8.475	87.14
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

Number of States Represented:  50 and the District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Doc	1,135	$280,525,420.63	45.33%	647	81.02%	8.598%	81.55%
Full Doc - 1yr W2	776	142,813,416.71	23.08	601	80.43	7.936	94.09
Full Doc - 2yr W2/Tax Returns	824	138,790,170.73	22.43	600	80.92	8.045	92.12
Full Doc - 12 M Bank Statements	154	38,638,372.46	6.24	618	81.81	7.766	91.82
Limited Doc - 6 M Bank Statements	60	14,535,168.60	2.35	620	80.30	7.918	94.69
Full Doc - 24 M Bank Statements	14	3,328,069.63	0.54	613	84.39	7.720	94.18
Limited - 12 M Bank Statements	1	189,895.86	0.03	522	79.17	9.550	0.00
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

ADJUSTABLE RATE COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.001 - 5.500	2	$429,997.86	0.07%	655	82.13%	5.500%	100.00%
5.501 - 6.000	18	5,081,752.91	0.82	639	75.48	5.830	100.00
6.001 - 6.500	61	15,764,999.80	2.55	662	77.33	6.344	93.20
6.501 - 7.000	214	52,285,360.29	8.45	649	78.10	6.850	95.91
7.001 - 7.500	342	80,686,737.40	13.04	646	79.77	7.304	96.40
7.501 - 8.000	581	134,950,788.19	21.81	636	79.92	7.789	92.78
8.001 - 8.500	428	89,764,712.65	14.51	628	81.42	8.292	86.50
8.501 - 9.000	544	109,696,015.95	17.73	613	82.52	8.783	84.35
9.001 - 9.500	317	54,871,590.81	8.87	591	81.84	9.286	83.78
9.501 - 10.000	275	48,556,671.36	7.85	585	83.40	9.762	71.77
10.001 - 10.500	103	15,892,518.94	2.57	574	83.27	10.277	73.78
10.501 - 11.000	49	7,034,926.72	1.14	586	85.26	10.746	66.91
11.001 - 11.500	20	2,666,835.76	0.43	584	83.41	11.199	63.06
11.501 - 12.000	6	588,827.83	0.10	513	72.09	11.821	79.24
12.001 - 12.500	4	548,778.15	0.09	529	68.42	12.110	84.16
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
12.001 - 12.500	3	$741,147.09	0.12%	630	71.81%	5.920%	100.00%
12.501 - 13.000	21	5,641,515.81	0.91	636	76.45	5.925	100.00
13.001 - 13.500	63	16,248,973.49	2.63	660	78.14	6.388	93.40
13.501 - 14.000	213	52,429,749.27	8.47	648	78.00	6.866	95.92
14.001 - 14.500	343	80,594,757.63	13.02	646	79.78	7.312	96.40
14.501 - 15.000	580	134,382,636.31	21.72	636	79.94	7.789	92.75
15.001 - 15.500	425	89,183,838.04	14.41	627	81.39	8.294	86.41
15.501 - 16.000	545	109,732,411.78	17.73	613	82.53	8.785	84.35
16.001 - 16.500	316	54,749,322.27	8.85	591	81.83	9.287	83.75
16.501 - 17.000	273	48,384,275.53	7.82	585	83.37	9.762	71.67
17.001 - 17.500	103	15,892,518.94	2.57	574	83.27	10.277	73.78
17.501 - 18.000	49	7,034,926.72	1.14	586	85.26	10.746	66.91
18.001 - 18.500	20	2,666,835.76	0.43	584	83.41	11.199	63.06
18.501 - 19.000	6	588,827.83	0.10	513	72.09	11.821	79.24
19.001 - 19.500	4	548,778.15	0.09	529	68.42	12.110	84.16
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

ADJUSTABLE RATE COLLATERAL

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
3.001 - 3.500	1	$105,215.93	0.02%	600	90.00%	10.500%	100.00%
3.501 - 4.000	1	114,519.54	0.02	599	80.00	7.125	100.00
4.001 - 4.500	1	225,106.69	0.04	637	85.00	9.050	100.00
4.501 - 5.000	10	2,390,868.36	0.39	646	87.69	7.259	75.18
5.001 - 5.500	2	647,667.71	0.10	539	80.00	8.476	68.51
5.501 - 6.000	1,312	258,698,724.10	41.81	621	81.68	7.945	89.83
6.001 - 6.500	1,412	312,439,497.03	50.49	633	80.86	8.387	86.01
6.501 - 7.000	148	31,593,804.77	5.11	574	77.96	8.930	87.33
7.001 - 7.500	75	12,238,836.12	1.98	547	73.01	9.525	94.88
7.501 - 8.000	2	366,274.37	0.06	515	53.10	8.011	100.00
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2007-09	2	$199,464.42	0.03%	644	85.41%	7.958%	45.87%
2007-10	10	1,919,076.61	0.31	626	81.66	7.857	81.25
2007-11	54	12,709,321.69	2.05	607	83.48	8.036	78.87
2007-12	378	79,953,425.42	12.92	621	81.86	8.309	78.81
2008-01	1,835	394,003,836.89	63.67	625	80.64	8.256	89.07
2008-02	595	110,862,030.39	17.92	622	80.62	8.342	90.19
2008-08	1	198,887.84	0.03	645	88.50	7.250	0.00
2008-09	3	555,985.59	0.09	604	80.00	6.479	100.00
2008-10	24	5,213,216.94	0.84	626	86.55	6.711	90.48
2008-11	10	2,907,372.33	0.47	627	78.58	7.170	95.37
2008-12	22	4,690,856.59	0.76	616	80.62	7.678	94.35
2009-01	19	3,475,741.06	0.56	582	81.78	8.460	90.31
2009-02	11	2,131,298.85	0.34	614	82.55	8.105	100.00
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

ADJUSTABLE RATE COLLATERAL

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	721	$152,577,146.80	24.66%	635	82.01%	8.701%	80.97%
12	133	39,820,821.32	6.43	634	80.46	8.307	89.99
24	2,062	416,894,826.35	67.37	618	80.50	8.099	90.08
36	48	9,527,720.15	1.54	616	83.08	7.317	88.89
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	1,330	$221,909,799.74	35.86%	607	80.56%	8.305%	91.27%
2/28 ARM - 5 Yr IO	121	37,458,337.92	6.05	644	81.47	7.814	98.36
2/28 ARM- 40 Yr Am	1,423	340,279,017.76	54.99	632	80.99	8.302	84.13
3/27 ARM	57	10,881,065.03	1.76	604	82.44	7.774	89.37
3/27 ARM - 5 Yr IO	23	5,924,780.65	0.96	638	83.24	6.802	95.37
3/27 ARM- 40 Yr Am	10	2,367,513.52	0.38	597	80.22	7.894	100.00
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	2,242	$481,088,247.29	77.74%	638	81.66%	8.098%	86.90%
A+	269	58,103,767.82	9.39	589	79.84	8.429	87.57
A-	206	38,102,285.77	6.16	573	78.27	8.812	93.17
B	165	28,170,514.52	4.55	552	76.95	9.055	91.90
C	76	12,488,144.54	2.02	541	74.88	9.435	97.52
C-	6	867,554.68	0.14	526	70.00	11.796	100.00
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

ADJUSTABLE RATE COLLATERAL

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

DTI RATIO

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
0.01 - 5.00	4	$727,765.72	0.12%	679	73.45%	8.340%	43.98%
5.01 - 10.00	9	1,615,567.73	0.26	592	79.15	8.201	82.12
10.01 - 15.00	20	3,766,039.45	0.61	645	82.82	8.260	62.90
15.01 - 20.00	57	8,922,623.74	1.44	615	82.67	8.480	80.99
20.01 - 25.00	130	20,048,379.32	3.24	606	78.06	8.281	90.17
25.01 - 30.00	183	30,691,993.71	4.96	618	79.45	8.264	85.99
30.01 - 35.00	309	53,637,814.69	8.67	611	80.94	8.401	87.34
35.01 - 40.00	424	84,746,645.62	13.69	622	80.78	8.261	86.91
40.01 - 45.00	633	133,252,954.36	21.53	628	81.47	8.247	87.97
45.01 - 50.00	1,009	242,098,898.41	39.12	629	81.90	8.224	88.56
50.01 - 55.00	179	37,199,459.73	6.01	599	75.15	8.082	90.82
55.01 - 60.00	6	1,752,481.24	0.28	595	76.05	8.172	100.00
70.01 - 75.00	1	359,890.90	0.06	680	95.00	8.500	0.00
Total:	2,964	$618,820,514.62	100.00%	623	80.91%	8.249%	87.81%

FIXED RATE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	50	$1,015,489.00	0.79%	626	99.68%	11.533%	97.89%
25,001 - 50,000	130	4,865,343.40	3.81	647	96.42	10.677	86.39
50,001 - 75,000	174	10,822,463.00	8.47	629	87.03	9.830	88.60
75,001 - 100,000	177	15,433,342.00	12.08	630	81.78	8.714	89.36
100,001 - 125,000	112	12,472,069.00	9.76	638	83.08	8.329	95.70
125,001 - 150,000	75	10,297,273.00	8.06	638	78.61	7.833	92.08
150,001 - 175,000	58	9,281,715.00	7.26	646	81.54	7.551	96.69
175,001 - 200,000	54	10,164,007.00	7.95	629	78.09	7.187	94.54
200,001 - 250,000	54	11,978,630.00	9.37	634	82.49	7.188	96.41
250,001 - 300,000	55	15,075,378.00	11.80	624	81.87	7.127	98.31
300,001 - 400,000	45	15,339,640.00	12.00	636	82.81	7.137	89.27
400,001 - 500,000	14	6,126,650.00	4.79	636	80.33	7.398	100.00
500,001 - 600,000	7	3,699,588.00	2.90	687	87.52	7.095	100.00
600,001 - 700,000	2	1,211,000.00	0.95	624	87.51	8.617	49.85
Total:	1,007	$127,782,587.40	100.00%	635	82.84%	7.961%	93.18%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	50	$1,014,518.38	0.80%	626	99.68%	11.533%	97.89%
25,001 - 50,000	131	4,905,532.32	3.85	647	96.25	10.641	85.51
50,001 - 75,000	175	10,899,106.23	8.55	628	86.44	9.810	89.17
75,001 - 100,000	175	15,246,340.99	11.96	630	82.17	8.725	89.25
100,001 - 125,000	112	12,439,041.16	9.76	638	83.08	8.329	95.70
125,001 - 150,000	75	10,264,334.62	8.05	638	78.61	7.833	92.08
150,001 - 175,000	59	9,431,837.71	7.40	645	81.57	7.541	96.75
175,001 - 200,000	53	9,959,849.14	7.81	630	77.99	7.189	94.44
200,001 - 250,000	55	12,191,989.03	9.57	635	81.72	7.169	96.49
250,001 - 300,000	55	15,083,953.18	11.84	624	82.55	7.126	98.32
300,001 - 400,000	44	14,994,924.55	11.77	635	82.77	7.153	89.05
400,001 - 500,000	14	6,119,496.81	4.80	636	80.33	7.398	100.00
500,001 - 600,000	7	3,690,137.48	2.90	687	87.52	7.095	100.00
600,001 - 700,000	2	1,209,752.82	0.95	624	87.51	8.617	49.85
Total:	1,007	$127,450,814.42	100.00%	635	82.84%	7.961%	93.18%

FIXED RATE COLLATERAL

FICO SCORES

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500 or less	1	$253,010.47	0.20%	500	85.00%	8.800%	100.00%
501 - 525	20	1,972,298.11	1.55	513	78.16	9.575	97.47
526 - 550	33	4,813,400.70	3.78	541	75.28	8.378	98.50
551 - 575	46	6,270,352.74	4.92	562	70.95	7.979	95.88
576 - 600	128	16,406,335.97	12.87	588	79.79	8.175	91.32
601 - 625	214	26,533,899.03	20.82	615	84.87	7.852	95.09
626 - 650	215	24,660,084.19	19.35	638	83.61	8.063	94.72
651 - 675	156	20,591,232.80	16.16	662	83.82	7.621	93.71
676 - 700	104	14,794,123.60	11.61	686	85.26	7.634	86.92
701 - 725	36	4,770,908.26	3.74	711	85.09	7.551	95.86
726 - 750	33	3,502,819.47	2.75	739	89.06	8.831	91.23
751 - 775	12	1,503,124.16	1.18	761	86.79	9.354	77.15
776 - 800	7	1,020,066.40	0.80	783	83.99	8.474	79.92
801 - 825	2	359,158.52	0.28	804	85.55	6.461	100.00
Total:	1,007	$127,450,814.42	100.00%	635	82.84%	7.961%	93.18%

ORIGINAL TERM

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120 or less	4	$267,126.04	0.21%	653	70.43%	7.276%	81.71%
121 - 180	41	3,883,202.55	3.05	653	69.22	7.382	95.85
181 - 240	27	2,771,586.15	2.17	635	78.12	7.384	90.84
241 - 300	3	470,518.05	0.37	616	85.38	7.636	100.00
301 - 360	932	120,058,381.63	94.20	635	83.40	7.996	93.15
Total:	1,007	$127,450,814.42	100.00%	635	82.84%	7.961%	93.18%

FIXED RATE COLLATERAL

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or less	45	$4,150,328.59	3.26%	653	69.29%	7.375%	94.94%
181 - 348	30	3,242,104.20	2.54	632	79.17	7.420	92.17
349 - 360	932	120,058,381.63	94.20	635	83.40	7.996	93.15
Total:	1,007	$127,450,814.42	100.00%	635	82.84%	7.961%	93.18%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	768	$97,800,070.03	76.74%	631	82.21%	7.887%	94.88%
PUD - Detached	115	12,856,552.90	10.09	644	84.39	8.122	93.84
2-4 Unit	47	8,781,096.12	6.89	649	84.21	8.052	78.34
Condominium	54	5,880,218.71	4.61	659	87.57	8.597	83.96
PUD - Attached	23	2,132,876.66	1.67	639	83.65	8.230	98.07
Total:	1,007	$127,450,814.42	100.00%	635	82.84%	7.961%	93.18%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	926	$118,759,999.87	93.18%	634	82.52%	7.868%	100.00%
Investment Prop.	42	5,065,344.39	3.97	640	82.12	8.581	0.00
Second Home	39	3,625,470.16	2.84	662	94.32	10.153	0.00
Total:	1,007	$127,450,814.42	100.00%	635	82.84%	7.961%	93.18%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi. - Cashout	466	$72,126,390.83	56.59%	627	79.14%	7.331%	95.18%
Purchase	421	37,395,136.11	29.34	651	90.58	9.524	86.94
Refi. - Rate/Term	120	17,929,287.48	14.07	637	81.58	7.235	98.17
Total:	1,007	$127,450,814.42	100.00%	635	82.84%	7.961%	93.18%

FIXED RATE COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	37	$3,783,372.33	2.97%	627	35.90%	7.370%	95.26%
50.01 - 60.00	22	3,561,411.34	2.79	622	55.51	7.131	90.94
60.01 - 70.00	53	8,567,963.33	6.72	609	66.12	7.229	96.30
70.01 - 80.00	295	43,109,787.92	33.82	631	78.49	7.369	96.43
80.01 - 90.00	228	41,106,521.70	32.25	633	87.18	7.370	91.73
90.01 - 100.00	372	27,321,757.80	21.44	656	98.47	10.204	89.26
Total:	1,007	$127,450,814.42	100.00%	635	82.84%	7.961%	93.18%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	37	$3,783,372.33	2.97%	627	35.90%	7.370%	95.26%
50.01 - 60.00	22	3,561,411.34	2.79	622	55.51	7.131	90.94
60.01 - 70.00	53	8,567,963.33	6.72	609	66.12	7.229	96.30
70.01 - 75.00	54	7,910,256.92	6.21	601	73.75	7.441	96.95
75.01 - 80.00	140	18,602,976.43	14.60	625	79.28	7.298	94.64
80.01 - 85.00	100	18,331,225.03	14.38	629	84.29	7.217	93.76
85.01 - 90.00	118	21,704,377.66	17.03	637	89.61	7.452	89.61
90.01 - 95.00	53	9,078,003.02	7.12	647	93.55	7.594	90.02
95.01 - 100.00	430	35,911,228.36	28.18	656	90.79	9.518	93.52
Total:	1,007	$127,450,814.42	100.00%	635	82.84%	7.961%	93.18%

FIXED RATE COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	135	$21,303,155.42	16.71%	649	83.05%	8.593%	94.97%
Texas	187	16,423,653.49	12.89	626	80.03	7.639	93.69
Florida	118	16,269,426.52	12.77	639	81.13	7.776	94.00
New York	54	11,382,342.04	8.93	644	83.62	7.658	96.96
New Jersey	26	4,787,008.04	3.76	633	77.42	7.400	96.85
Arizona	37	4,750,644.31	3.73	642	81.06	7.852	91.21
Illinois	29	4,135,754.44	3.24	643	84.19	7.974	85.13
Maryland	23	3,943,062.59	3.09	644	80.88	7.654	98.05
Massachusetts	22	3,790,637.89	2.97	608	81.94	8.134	100.00
Hawaii	18	3,510,947.47	2.75	648	86.36	7.578	98.00
Other	358	37,154,182.21	29.15	627	85.20	8.051	89.42
Total:	1,007	$127,450,814.42	100.00%	635	82.84%	7.961%	93.18%

Number Of States Represented:  47 And The District Of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Doc - 1yr W2	323	$43,732,676.44	34.31%	625	80.57%	7.405%	96.53%
Full Doc - 2yr W2/Tax Returns	322	39,849,254.67	31.27	627	83.60	7.596	93.98
Stated Doc	288	33,189,102.70	26.04	658	84.13	9.124	88.13
Full Doc - 12 M Bank Statements	49	6,990,625.98	5.48	628	85.93	7.999	90.39
Limited Doc - 6 M Bank Statements	20	2,796,708.33	2.19	636	80.75	8.106	94.19
Limited - 12 M Bank Statements	1	508,536.47	0.40	689	94.99	6.250	100.00
Full Doc - 24 M Bank Statements	4	383,909.83	0.30	664	92.98	9.211	100.00
Total:	1,007	$127,450,814.42	100.00%	635	82.84%	7.961%	93.18%

FIXED RATE COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.501 - 6.000	18	$3,974,553.61	3.12%	649	80.85%	5.988%	100.00%
6.001 - 6.500	124	23,381,634.36	18.35	658	80.34	6.313	99.21
6.501 - 7.000	144	25,006,934.74	19.62	636	78.57	6.787	96.55
7.001 - 7.500	114	17,965,189.46	14.10	627	79.46	7.268	95.85
7.501 - 8.000	90	14,491,453.42	11.37	623	79.01	7.756	91.90
8.001 - 8.500	53	6,364,981.15	4.99	624	81.34	8.261	91.44
8.501 - 9.000	66	8,826,753.42	6.93	598	78.27	8.789	96.81
9.001 - 9.500	24	3,316,003.20	2.60	619	87.70	9.252	74.00
9.501 - 10.000	70	5,365,098.52	4.21	637	92.34	9.847	70.82
10.001 - 10.500	31	1,901,725.67	1.49	619	88.77	10.239	83.78
10.501 - 11.000	48	3,201,233.74	2.51	662	97.03	10.822	81.76
11.001 - 11.500	71	4,507,353.10	3.54	667	97.36	11.267	82.11
11.501 - 12.000	64	3,908,693.22	3.07	635	98.27	11.814	91.98
12.001 - 12.500	53	3,094,099.81	2.43	629	99.81	12.294	95.55
12.501 - 13.000	26	1,536,253.85	1.21	629	100.00	12.683	93.82
13.001 - 13.500	6	251,689.79	0.20	619	100.00	13.226	69.02
13.501 - 14.000	4	293,386.47	0.23	632	100.00	13.764	48.89
14.001 - 14.500	1	63,776.89	0.05	639	100.00	14.050	100.00
Total:	1,007	$127,450,814.42	100.00%	635	82.84%	7.961%	93.18%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	338	$34,611,822.00	27.16%	628	83.82%	8.507%	95.01%
12	47	11,099,325.89	8.71	641	82.48	7.387	91.56
24	151	9,706,557.73	7.62	662	98.66	10.938	88.21
36	471	72,033,108.80	56.52	634	80.29	7.386	93.22
Total:	1,007	$127,450,814.42	100.00%	635	82.84%	7.961%	93.18%

FIXED RATE COLLATERAL

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
BALLOON 40/30	85	$15,946,125.00	12.51%	639	78.21%	7.808%	94.89%
Fixed - 10 Year	4	267,126.04	0.21	653	70.43	7.276	81.71
Fixed - 15 Year	41	3,883,202.55	3.05	653	69.22	7.382	95.85
Fixed - 20 Year	27	2,771,586.15	2.17	635	78.12	7.384	90.84
Fixed - 25 Year	3	470,518.05	0.37	616	85.38	7.636	100.00
Fixed - 30 Year	847	104,112,256.63	81.69	634	84.20	8.025	92.88
Total:	1,007	$127,450,814.42	100.00%	635	82.84%	7.961%	93.18%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	875	$108,939,535.49	85.48%	641	83.31%	7.969%	93.71%
A+	72	11,049,867.97	8.67	614	83.28	7.698	87.12
A-	34	4,100,801.38	3.22	598	75.33	7.770	96.11
B	19	2,929,054.97	2.30	569	75.16	8.447	91.18
C	6	365,113.57	0.29	553	76.58	10.997	100.00
C-	1	66,441.04	0.05	587	70.00	11.900	100.00
Total:	1,007	$127,450,814.42	100.00%	635	82.84%	7.961%	93.18%

FIXED RATE COLLATERAL

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	671	$107,912,757.64	84.67%	631	79.76%	7.345%	94.02%
Second Lien	336	19,538,056.78	15.33	657	99.85	11.364	88.56
Total:	1,007	$127,450,814.42	100.00%	635	82.84%	7.961%	93.18%

DEBT-TO-INCOME RATIO OF THE LOANS

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
5.01 - 10.00	5	$937,621.72	0.74%	633	83.27%	7.276%	93.91%
10.01 - 15.00	5	332,082.14	0.26	622	70.39	9.985	100.00
15.01 - 20.00	19	2,236,131.42	1.75	628	74.62	7.137	96.43
20.01 - 25.00	49	6,483,117.52	5.09	625	77.39	7.594	91.54
25.01 - 30.00	72	7,413,084.05	5.82	634	83.20	7.857	98.79
30.01 - 35.00	119	14,839,090.20	11.64	629	81.82	7.837	88.56
35.01 - 40.00	176	20,755,596.19	16.29	638	83.51	8.167	90.86
40.01 - 45.00	214	24,232,683.19	19.01	641	85.18	8.417	93.14
45.01 - 50.00	287	39,986,123.44	31.37	637	84.62	7.908	95.16
50.01 - 55.00	58	9,420,375.03	7.39	625	75.13	7.388	92.35
55.01 - 60.00	3	814,909.52	0.64	669	83.45	6.738	100.00
Total:	1,007	$127,450,814.42	100.00%	635	82.84%	7.961%	93.18%

INTEREST ONLY COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	1	$61,750.00	0.14%	641	95.00%	9.800%	100.00%
75,001 - 100,000	6	544,560.00	1.26	626	78.55	7.935	100.00
100,001 - 125,000	3	332,415.00	0.77	626	87.89	8.208	100.00
125,001 - 150,000	8	1,083,600.00	2.50	630	81.37	7.992	100.00
150,001 - 175,000	5	810,200.00	1.87	632	84.07	7.481	81.34
175,001 - 200,000	10	1,906,825.00	4.40	637	85.84	8.127	100.00
200,001 - 250,000	22	4,988,765.00	11.50	647	76.18	7.760	95.91
250,001 - 300,000	29	8,003,933.00	18.45	645	80.23	7.296	93.33
300,001 - 400,000	26	9,109,242.00	21.00	642	79.44	7.681	100.00
400,001 - 500,000	22	9,854,390.00	22.71	643	82.33	7.552	100.00
500,001 - 600,000	11	6,060,016.00	13.97	636	89.09	8.029	100.00
600,001 - 700,000	1	628,000.00	1.45	743	80.00	7.950	100.00
Total:	144	$43,383,696.00	100.00%	643	81.71%	7.676%	97.95%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	1	$61,750.00	0.14%	641	95.00%	9.800%	100.00%
75,001 - 100,000	6	544,559.94	1.26	626	78.55	7.935	100.00
100,001 - 125,000	3	332,259.32	0.77	626	87.89	8.208	100.00
125,001 - 150,000	8	1,083,599.13	2.50	630	81.37	7.992	100.00
150,001 - 175,000	5	810,199.97	1.87	632	84.07	7.481	81.34
175,001 - 200,000	10	1,906,824.99	4.40	637	85.84	8.127	100.00
200,001 - 250,000	22	4,988,731.49	11.50	647	76.18	7.760	95.91
250,001 - 300,000	29	8,003,702.96	18.45	645	80.23	7.296	93.33
300,001 - 400,000	26	9,109,098.42	21.00	642	79.44	7.681	100.00
400,001 - 500,000	22	9,854,386.13	22.71	643	82.33	7.552	100.00
500,001 - 600,000	11	6,060,006.22	13.97	636	89.09	8.029	100.00
600,001 - 700,000	1	628,000.00	1.45	743	80.00	7.950	100.00
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%

INTEREST ONLY COLLATERAL

FICO SCORES

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
551 - 575	2	$414,200.00	0.95%	567	84.82%	7.553%	100.00%
576 - 600	13	3,515,417.43	8.10	590	80.37	7.844	100.00
601 - 625	37	11,232,690.89	25.89	616	83.82	7.671	100.00
626 - 650	41	12,173,400.56	28.06	639	81.25	7.691	100.00
651 - 675	29	9,318,338.00	21.48	661	81.00	7.555	97.05
676 - 700	11	3,412,258.26	7.87	685	81.17	7.817	95.57
701 - 725	6	1,624,300.00	3.74	708	78.01	7.807	71.48
726 - 750	4	1,502,988.43	3.46	741	80.00	7.423	100.00
751 - 775	1	189,525.00	0.44	765	95.00	8.450	100.00
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%

ORIGINAL TERM

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
301 - 360	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term ( in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
349 - 360	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%

INTEREST ONLY COLLATERAL

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	107	$32,065,544.50	73.91%	641	81.97%	7.721%	98.72%
Condominium	15	4,301,939.99	9.92	640	83.14	7.656	93.62
PUD - Detached	11	3,233,594.95	7.45	636	82.37	7.323	100.00
2-4 Unit	8	3,221,239.99	7.43	681	77.96	7.580	93.67
PUD - Attached	3	560,799.14	1.29	642	73.84	7.851	100.00
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	140	$42,494,218.57	97.95%	642	81.68%	7.679%	100.00%
Second Home	4	888,900.00	2.05	696	83.09	7.527	0.00
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	75	$21,913,450.90	50.51%	648	81.26%	7.720%	95.94%
Refi. - Cashout	59	18,341,881.36	42.28	636	82.30	7.637	100.00
Refi. - Rate/Term	10	3,127,786.31	7.21	653	81.45	7.601	100.00
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%

INTEREST ONLY COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	3	$735,798.95	1.70%	662	44.04%	7.069%	100.00%
50.01 - 60.00	2	545,000.00	1.26	597	57.44	7.278	100.00
60.01 - 70.00	8	2,667,550.00	6.15	643	68.09	7.695	100.00
70.01 - 80.00	85	24,781,091.77	57.12	648	79.52	7.651	97.52
80.01 - 90.00	31	9,101,173.65	20.98	629	88.22	7.664	96.98
90.01 - 100.00	15	5,552,504.20	12.80	646	94.76	7.918	100.00
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	3	$735,798.95	1.70%	662	44.04%	7.069%	100.00%
50.01 to 60.00	2	545,000.00	1.26	597	57.44	7.278	100.00
60.01 to 70.00	8	2,667,550.00	6.15	643	68.09	7.695	100.00
70.01 to 75.00	6	1,531,222.87	3.53	657	73.05	7.149	100.00
75.01 to 80.00	12	3,321,339.98	7.66	639	79.62	7.533	93.86
80.01 to 85.00	6	1,483,449.99	3.42	617	83.53	7.679	100.00
85.01 to 90.00	24	7,328,723.66	16.89	630	89.29	7.594	96.25
90.01 to 95.00	17	6,114,903.64	14.10	642	93.41	7.817	100.00
95.01 to 100.00	66	19,655,129.48	45.31	650	80.07	7.759	97.91
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%

INTEREST ONLY COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	76	$26,143,963.38	60.26%	643	80.26%	7.634%	98.23%
New York	10	3,788,517.23	8.73	669	83.37	7.311	100.00
Arizona	6	1,738,734.97	4.01	644	87.98	7.891	100.00
Florida	6	1,717,715.98	3.96	652	80.57	8.400	100.00
Massachusetts	4	1,175,249.99	2.71	619	90.20	7.783	100.00
Washington	4	1,078,029.88	2.48	620	83.84	7.466	100.00
Maryland	3	981,867.43	2.26	594	81.90	7.730	100.00
Virginia	2	803,300.00	1.85	624	76.04	8.400	100.00
Michigan	4	652,225.96	1.50	622	79.42	7.646	100.00
Minnesota	3	584,575.64	1.35	675	82.22	7.452	100.00
Other	26	4,718,938.11	10.88	643	85.12	7.780	90.98
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%
Number of States Represented: 29

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Doc	53	$18,335,826.36	42.26%	651	81.46%	8.085%	96.65%
Full Doc - 2yr W2/Tax Returns	40	11,208,701.60	25.84	633	82.92	7.287	97.55
Full Doc - 1yr W2	32	7,830,315.13	18.05	643	82.02	7.194	100.00
Full Doc - 12 M Bank Statements	14	4,040,675.51	9.31	635	79.55	7.854	100.00
Limited Doc - 6 M Bank Statements	4	1,471,600.00	3.39	644	78.21	8.097	100.00
Full Doc - 24 M Bank Statements	1	495,999.97	1.14	663	87.17	6.250	100.00
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%

INTEREST ONLY COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.501 - 6.000	4	$1,584,521.85	3.65%	652	81.57%	5.947%	100.00%
6.001 - 6.500	10	2,806,389.89	6.47	655	78.30	6.290	90.22
6.501 - 7.000	20	5,753,316.91	13.26	643	81.04	6.854	100.00
7.001 - 7.500	14	4,861,234.67	11.21	635	84.45	7.307	100.00
7.501 - 8.000	47	14,704,262.81	33.89	646	79.84	7.773	98.24
8.001 - 8.500	31	8,548,104.97	19.70	639	83.30	8.265	95.84
8.501 - 9.000	12	3,477,537.48	8.02	640	85.12	8.805	100.00
9.001 - 9.500	4	1,485,999.99	3.43	645	83.60	9.301	100.00
9.501 - 10.000	2	161,750.00	0.37	618	80.11	9.831	100.00
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%

INTEREST ONLY COLLATERAL

MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
12.501 - 13.000	4	$1,584,521.85	3.65%	652	81.57%	5.947%	100.00%
13.001 - 13.500	10	2,806,389.89	6.47	655	78.30	6.290	90.22
13.501 - 14.000	20	5,753,316.91	13.26	643	81.04	6.854	100.00
14.001 - 14.500	14	4,861,234.67	11.21	635	84.45	7.307	100.00
14.501 - 15.000	48	14,840,262.81	34.21	646	79.89	7.782	98.25
15.001 - 15.500	31	8,548,104.97	19.70	639	83.30	8.265	95.84
15.501 - 16.000	12	3,403,287.48	7.84	640	85.30	8.827	100.00
16.001 - 16.500	4	1,485,999.99	3.43	645	83.60	9.301	100.00
16.501 - 17.000	1	100,000.00	0.23	603	70.92	9.850	100.00
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.501 - 6.000	74	$21,202,927.63	48.87%	642	83.21%	7.498%	97.03%
6.001 - 6.500	67	20,596,440.95	47.48	647	79.69	7.779	98.74
6.501 - 7.000	3	1,583,749.99	3.65	619	87.91	8.726	100.00
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%

INTEREST ONLY COLLATERAL

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2007-10	2	$362,000.00	0.83%	635	86.46%	7.330%	100.00%
2007-11	3	1,278,990.23	2.95	628	90.02	7.045	100.00
2007-12	13	3,716,972.14	8.57	643	80.17	7.885	94.51
2008-01	45	14,392,148.56	33.17	644	80.54	7.768	97.15
2008-02	58	17,708,226.99	40.82	645	81.79	7.902	100.00
2008-10	8	1,695,643.64	3.91	634	87.33	6.308	83.81
2008-11	2	550,112.93	1.27	638	76.14	6.047	100.00
2008-12	7	2,121,159.08	4.89	637	84.21	6.910	100.00
2009-01	2	488,415.00	1.13	657	74.58	6.964	100.00
2009-02	4	1,069,450.00	2.47	640	82.42	7.685	100.00
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	29	$7,504,804.81	17.30%	639	81.33%	8.103%	96.55%
12	12	4,700,279.88	10.83	668	81.92	7.519	100.00
24	92	28,455,174.04	65.59	640	81.72	7.685	98.75
36	11	2,722,859.84	6.28	642	82.31	6.675	89.92
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM - 5 Yr IO	121	$37,458,337.92	86.34%	644	81.47%	7.814%	98.36%
3/27 ARM - 5 Yr IO	23	5,924,780.65	13.66	638	83.24	6.802	95.37
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%

INTEREST ONLY COLLATERAL

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	131	$38,666,542.16	89.13%	645	81.57%	7.676%	97.70%
A+	9	3,524,576.41	8.12	631	84.07	7.585	100.00
A-	4	1,192,000.00	2.75	615	79.54	7.939	100.00
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%

DEBT-TO-INCOME RATIO OF THE LOANS

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
10.01 - 15.00	1	$516,000.00	1.19%	656	80.00%	8.425%	100.00%
15.01 - 20.00	1	495,999.97	1.14	663	87.17	6.250	100.00
20.01 - 25.00	6	1,214,799.09	2.80	640	77.37	7.917	87.55
25.01 - 30.00	4	1,047,662.92	2.41	635	84.43	7.487	100.00
30.01 - 35.00	11	2,617,773.97	6.03	648	76.63	7.691	100.00
35.01 - 40.00	20	6,399,418.23	14.75	648	80.64	7.813	95.95
40.01 - 45.00	35	10,816,779.12	24.93	641	83.25	7.527	100.00
45.01 - 50.00	63	19,414,586.13	44.75	642	81.85	7.676	97.54
50.01 - 55.00	2	556,799.14	1.28	672	80.00	8.936	100.00
55.01 - 60.00	1	303,300.00	0.70	577	90.00	8.400	100.00
Total:	144	$43,383,118.57	100.00%	643	81.71%	7.676%	97.95%

SECOND LIEN COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	50	$1,015,489.00	5.19%	626	99.68%	11.533%	97.89%
25,001 - 50,000	117	4,216,543.40	21.56	655	99.90	11.035	90.19
50,001 - 75,000	78	4,806,403.00	24.58	650	99.94	11.483	92.39
75,001 - 100,000	47	4,006,536.00	20.49	655	99.90	11.477	85.02
100,001 - 125,000	25	2,773,597.00	14.18	661	100.00	11.640	95.82
125,001 - 150,000	12	1,625,000.00	8.31	682	99.12	11.410	74.55
150,001 - 175,000	7	1,110,000.00	5.68	690	100.00	10.783	72.35
Total:	336	$19,553,568.40	100.00%	657	99.85%	11.364%	88.56%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	50	$1,014,518.38	5.19%	626	99.68%	11.533%	97.89%
25,001 - 50,000	117	4,212,723.24	21.56	655	99.90	11.035	90.19
50,001 - 75,000	78	4,802,683.07	24.58	650	99.94	11.483	92.39
75,001 - 100,000	47	4,003,321.68	20.49	655	99.90	11.477	85.02
100,001 - 125,000	25	2,771,781.06	14.19	661	100.00	11.640	95.82
125,001 - 150,000	12	1,623,875.70	8.31	682	99.12	11.410	74.55
150,001 - 175,000	7	1,109,153.65	5.68	690	100.00	10.783	72.35
Total:	336	$19,538,056.78	100.00%	657	99.85%	11.364%	88.56%

SECOND LIEN COLLATERAL

FICO SCORES

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
576 - 600	37	$1,475,054.47	7.55%	588	99.78%	11.943%	100.00%
601 - 625	71	3,409,272.09	17.45	615	99.88	11.531	100.00
626 - 650	86	5,494,090.59	28.12	638	99.81	11.945	93.95
651 - 675	54	3,278,933.52	16.78	662	100.00	11.133	86.86
676 - 700	40	2,759,778.74	14.13	687	99.92	10.633	71.65
701 - 725	14	740,372.99	3.79	711	99.96	10.639	94.66
726 - 750	23	1,527,304.09	7.82	740	99.45	10.762	79.89
751 - 775	8	739,871.91	3.79	759	100.00	10.968	53.58
776 - 800	3	113,378.38	0.58	790	100.00	10.573	100.00
Total:	336	$19,538,056.78	100.00%	657	99.85%	11.364%	88.56%

ORIGINAL TERM

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	2	$136,676.74	0.70%	646	100.00%	12.152%	100.00%
181 - 240	1	26,741.38	0.14	620	100.00	11.450	100.00
301 - 360	333	19,374,638.66	99.16	657	99.85	11.358	88.46
Total:	336	$19,538,056.78	100.00%	657	99.85%	11.364%	88.56%

SECOND LIEN COLLATERAL

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or less	2	$136,676.74	0.70%	646	100.00%	12.152%	100.00%
181 - 348	1	26,741.38	0.14	620	100.00	11.450	100.00
349 - 360	333	19,374,638.66	99.16	657	99.85	11.358	88.46
Total:	336	$19,538,056.78	100.00%	657	99.85%	11.364%	88.56%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	229	$13,222,187.07	67.67%	655	99.81%	11.389%	90.09%
PUD - Detached	51	2,649,464.20	13.56	651	99.94	11.100	89.33
Condominium	31	1,935,539.86	9.91	668	99.89	11.149	68.92
2-4 Unit	13	1,222,183.19	6.26	679	100.00	11.714	100.00
PUD - Attached	12	508,682.46	2.60	648	100.00	12.073	91.91
Total:	336	$19,538,056.78	100.00%	657	99.85%	11.364%	88.56%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	305	$17,302,044.63	88.56%	653	99.87%	11.390%	100.00%
Second Home	31	2,236,012.15	11.44	692	99.70	11.162	0.00
Total:	336	$19,538,056.78	100.00%	657	99.85%	11.364%	88.56%

SECOND LIEN COLLATERAL

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	302	$17,691,768.14	90.55%	658	99.87%	11.383%	88.42%
Refi. - Cashout	32	1,763,945.72	9.03	647	99.82	11.177	89.41
Refi. - Rate/Term	2	82,342.92	0.42	628	96.54	11.253	100.00
Total:	336	$19,538,056.78	100.00%	657	99.85%	11.364%	88.56%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
80.01 - 90.00	1	$16,186.20	0.08%	736	90.00%	10.200%	100.00%
90.01 - 100.00	335	19,521,870.58	99.92	657	99.86	11.365	88.55
Total:	336	$19,538,056.78	100.00%	657	99.85%	11.364%	88.56%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
85.01 - 90.00	1	$16,186.20	0.08%	736	90.00%	10.200%	100.00%
90.01 - 95.00	7	517,600.91	2.65	661	94.89	11.205	73.65
95.01 - 100.00	328	19,004,269.67	97.27	657	100.00	11.369	88.95
Total:	336	$19,538,056.78	100.00%	657	99.85%	11.364%	88.56%

SECOND LIEN COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	78	$7,213,809.33	36.92%	665	99.68%	11.425%	90.78%
Florida	38	2,016,548.35	10.32	653	100.00	11.751	70.53
New York	17	1,396,825.72	7.15	656	100.00	11.854	100.00
Nevada	15	1,092,247.40	5.59	662	100.00	11.037	63.61
Arizona	17	807,941.39	4.14	651	100.00	11.227	95.10
Hawaii	9	683,331.16	3.50	701	100.00	10.518	89.73
Illinois	12	518,283.88	2.65	652	99.68	11.498	100.00
Texas	17	471,560.53	2.41	646	100.00	9.800	87.12
Maryland	7	467,295.04	2.39	631	100.00	11.853	100.00
Massachusetts	7	440,068.76	2.25	636	100.00	11.555	100.00
Other	119	4,430,145.22	22.67	647	99.92	11.251	90.77
Total:	336	$19,538,056.78	100.00%	657	99.85%	11.364%	88.56%

Number of States Represented: 41 and the District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Doc	160	$10,795,728.68	55.25%	671	99.95%	11.726%	84.23%
Full Doc - 2yr W2/Tax Returns	97	4,276,519.66	21.89	636	99.72	10.911	91.78
Full Doc - 1yr W2	48	2,093,770.38	10.72	643	99.81	11.096	97.36
Full Doc - 12 M Bank Statements	22	1,557,153.75	7.97	634	100.00	10.898	91.85
Limited Doc - 6 M Bank Statements	6	565,645.92	2.90	671	98.69	10.654	100.00
Full Doc - 24 M Bank Statements	3	249,238.39	1.28	668	100.00	10.243	100.00
Total:	336	$19,538,056.78	100.00%	657	99.85%	11.364%	88.56%

SECOND LIEN COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
8.001 - 8.500	2	$40,888.20	0.21%	643	100.00%	8.500%	100.00%
8.501 - 9.000	5	145,682.94	0.75	638	100.00	8.793	100.00
9.001 - 9.500	4	224,157.64	1.15	723	100.00	9.312	100.00
9.501 - 10.000	50	2,850,325.24	14.59	676	99.70	9.879	76.58
10.001 - 10.500	21	922,667.09	4.72	666	99.59	10.286	100.00
10.501 - 11.000	42	2,644,317.26	13.53	683	100.00	10.835	85.03
11.001 - 11.500	62	3,797,661.72	19.44	677	100.00	11.281	87.97
11.501 - 12.000	60	3,673,149.88	18.80	640	99.72	11.812	93.05
12.001 - 12.500	53	3,094,099.81	15.84	629	99.81	12.294	95.55
12.501 - 13.000	26	1,536,253.85	7.86	629	100.00	12.683	93.82
13.001 - 13.500	6	251,689.79	1.29	619	100.00	13.226	69.02
13.501 - 14.000	4	293,386.47	1.50	632	100.00	13.764	48.89
14.001 - 14.500	1	63,776.89	0.33	639	100.00	14.050	100.00
Total:	336	$19,538,056.78	100.00%	657	99.85%	11.364%	88.56%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	130	$6,897,876.82	35.30%	646	99.87%	11.757%	91.31%
12	7	538,070.62	2.75	696	100.00	11.691	44.92
24	148	9,207,877.71	47.13	666	99.83	11.141	87.57
36	51	2,894,231.63	14.81	649	99.87	11.076	93.25
Total:	336	$19,538,056.78	100.00%	657	99.85%	11.364%	88.56%

SECOND LIEN COLLATERAL

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed - 15 Year	2	$136,676.74	0.70%	646	100.00%	12.152%	100.00%
Fixed - 20 Year	1	26,741.38	0.14	620	100.00	11.450	100.00
Fixed - 30 Year	333	19,374,638.66	99.16	657	99.85	11.358	88.46
Total:	336	$19,538,056.78	100.00%	657	99.85%	11.364%	88.56%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	332	$19,335,742.97	98.96%	658	99.85%	11.364%	88.44%
A+	4	202,313.81	1.04	637	100.00	11.390	100.00
Total:	336	$19,538,056.78	100.00%	657	99.85%	11.364%	88.56%

SECOND LIEN COLLATERAL

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Second Lien	336	$19,538,056.78	100.00%	657	99.85%	11.364%	88.56%
Total:	336	$19,538,056.78	100.00%	657	99.85%	11.364%	88.56%

DEBT-TO-INCOME RATIO OF THE LOANS

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
5.01 - 10.00	1	$148,414.40	0.76%	637	95.00%	11.990%	100.00%
10.01 - 15.00	1	59,956.06	0.31	616	100.00	10.900	100.00
15.01 - 20.00	2	58,832.01	0.30	752	100.00	9.660	100.00
20.01 - 25.00	9	404,847.18	2.07	671	100.00	10.681	59.33
25.01 - 30.00	19	830,051.17	4.25	648	100.00	11.056	100.00
30.01 - 35.00	35	1,688,479.74	8.64	665	99.77	11.156	82.01
35.01 - 40.00	59	3,744,998.73	19.17	661	100.00	11.344	93.58
40.01 - 45.00	102	6,238,738.53	31.93	658	99.76	11.600	92.41
45.01 - 50.00	104	6,080,915.79	31.12	653	99.97	11.262	83.38
50.01 - 55.00	4	282,823.17	1.45	642	100.00	11.875	84.81
Total:	336	$19,538,056.78	100.00%	657	99.85%	11.364%	88.56%

SILENT SECOND COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	1	$50,000.00	0.02%	586	80.00%	9.600%	100.00%
50,001 - 75,000	84	5,472,813.20	2.28	612	81.42	8.726	88.64
75,001 - 100,000	114	10,113,857.20	4.22	623	81.20	8.183	98.26
100,001 - 125,000	145	16,359,938.00	6.82	639	80.85	8.025	92.36
125,001 - 150,000	119	16,453,560.20	6.86	637	80.46	7.903	92.69
150,001 - 175,000	108	17,503,124.59	7.30	653	80.62	8.041	90.79
175,001 - 200,000	97	18,326,249.59	7.64	653	80.48	7.986	87.55
200,001 - 250,000	124	27,972,156.80	11.66	652	80.00	8.008	87.71
250,001 - 300,000	119	32,433,739.00	13.52	669	80.45	7.784	87.44
300,001 - 400,000	124	43,037,374.00	17.95	681	80.24	7.864	92.08
400,001 - 500,000	71	31,770,118.00	13.25	667	80.15	7.772	96.99
500,001 - 600,000	26	14,066,535.00	5.87	676	80.21	8.052	95.73
600,001 - 700,000	10	6,262,592.00	2.61	675	80.00	8.158	100.00
Total:	1,142	$239,822,057.58	100.00%	660	80.39%	7.946%	91.82%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	1	$49,975.92	0.02%	586	80.00%	9.600%	100.00%
50,001 - 75,000	84	5,466,424.75	2.28	612	81.42	8.726	88.64
75,001 - 100,000	114	10,101,657.19	4.22	623	81.20	8.183	98.26
100,001 - 125,000	145	16,339,283.82	6.82	639	80.85	8.025	92.36
125,001 - 150,000	119	16,431,529.87	6.86	637	80.46	7.903	92.69
150,001 - 175,000	108	17,484,872.00	7.30	653	80.62	8.041	90.79
175,001 - 200,000	97	18,307,082.21	7.64	653	80.48	7.986	87.55
200,001 - 250,000	124	27,946,378.83	11.66	652	80.00	8.008	87.71
250,001 - 300,000	119	32,405,349.36	13.52	669	80.45	7.784	87.44
300,001 - 400,000	124	43,005,977.37	17.95	681	80.24	7.864	92.08
400,001 - 500,000	71	31,745,441.82	13.25	667	80.15	7.772	96.99
500,001 - 600,000	26	14,052,584.89	5.87	676	80.21	8.052	95.73
600,001 - 700,000	10	6,259,596.38	2.61	675	80.00	8.158	100.00
Total:	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%

SILENT SECOND COLLATERAL

FICO SCORES

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
501 - 525	22	$3,110,799.98	1.30%	513	78.91%	9.724%	100.00%
526 - 550	25	2,554,452.44	1.07	537	82.04	9.338	97.18
551 - 575	31	4,217,447.12	1.76	563	83.42	8.802	97.46
576 - 600	112	18,155,496.84	7.58	588	81.15	8.041	100.00
601 - 625	202	36,314,546.79	15.16	615	80.53	7.860	95.25
626 - 650	242	52,984,014.63	22.11	638	80.26	7.927	92.52
651 - 675	167	36,342,289.73	15.17	662	80.42	7.958	91.99
676 - 700	137	31,801,992.21	13.27	688	80.08	7.856	88.16
701 - 725	79	21,611,635.07	9.02	713	79.94	7.975	86.13
726 - 750	60	15,266,209.33	6.37	735	80.24	7.662	90.56
751 - 775	40	10,528,935.55	4.39	762	80.29	7.747	83.05
776 - 800	23	6,167,892.68	2.57	787	80.00	7.645	86.49
801 - 825	2	540,442.04	0.23	806	80.00	7.616	100.00
Total:	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%

ORIGINAL TERM

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
301 - 360	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%
Total:	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
349 - 360	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%
Total:	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%

SILENT SECOND COLLATERAL

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	775	$158,145,155.08	66.00%	658	80.53%	7.925%	92.55%
PUD - Detached	172	34,320,845.37	14.32	656	80.20	7.954	86.33
Condominium	105	24,482,080.19	10.22	669	80.29	8.128	91.05
2-4 Unit	55	15,664,709.20	6.54	664	79.78	8.040	95.68
PUD - Attached	35	6,983,364.57	2.91	661	80.00	7.538	96.20
Total:	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	1,045	$219,993,699.57	91.82%	657	80.36%	7.891%	100.00%
Second Home	82	17,762,601.67	7.41	687	80.25	8.458	0.00
Investment Prop.	15	1,839,853.17	0.77	651	85.78	9.531	0.00
Total:	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	1,004	$212,909,495.48	88.86%	661	80.43%	7.994%	91.01%
Refi. - Rate/Term	117	21,979,015.65	9.17	646	80.26	7.524	97.90
Refi. - Cashout	21	4,707,643.28	1.96	644	79.02	7.746	100.00
Total:	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%

SILENT SECOND COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	1	$223,658.05	0.09%	521	44.53%	7.375%	100.00%
60.01 - 70.00	2	445,095.90	0.19	546	69.08	10.244	100.00
70.01 - 80.00	1,038	223,706,124.14	93.37	663	79.97	7.872	92.06
80.01 - 90.00	99	14,798,942.61	6.18	603	87.22	8.980	89.01
90.01 - 100.00	2	422,333.71	0.18	704	93.96	8.755	49.41
Total:	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.01 - 60.00	1	$223,658.05	0.09%	521	44.53%	7.375%	100.00%
75.01 - 80.00	1	234,913.69	0.10	507	74.37	9.525	100.00
80.01 - 85.00	3	451,279.82	0.19	558	75.08	10.823	100.00
85.01 - 90.00	6	490,276.29	0.20	579	83.14	9.506	42.24
90.01 - 95.00	76	11,517,360.10	4.81	600	85.26	8.755	89.77
95.01 - 100.00	1,055	226,678,666.46	94.61	663	80.19	7.895	92.00
Total:	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%

SILENT SECOND COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	275	$94,414,532.53	39.41%	675	80.10%	7.828%	95.40%
Florida	137	28,926,210.42	12.07	659	80.40	8.178	80.51
Texas	116	14,109,791.20	5.89	640	80.51	7.882	95.14
Arizona	59	11,852,651.16	4.95	665	79.85	8.003	91.36
New York	24	6,503,571.93	2.71	669	80.09	7.560	100.00
Illinois	41	6,400,712.12	2.67	639	80.21	8.054	98.02
Massachusetts	22	5,248,254.32	2.19	657	79.74	7.834	100.00
Nevada	22	5,238,995.46	2.19	687	80.00	8.054	35.28
Minnesota	26	4,807,129.38	2.01	666	80.29	7.661	91.82
Tennessee	42	4,684,275.76	1.96	633	81.24	7.892	95.97
Other	378	57,410,030.13	23.96	639	81.03	8.087	93.35
Total:	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%

Number of States Represented:  49 and the District of Columbia

SILENT SECOND COLLATERAL

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Doc	536	$135,821,878.68	56.69%	677	80.41%	8.232%	88.52%
Full Doc - 2yr W2/Tax Returns	321	49,067,463.55	20.48	632	80.50	7.565	96.32
Full Doc - 1yr W2	196	33,098,715.67	13.81	636	80.36	7.565	97.63
Full Doc - 12 M Bank Statements	64	15,661,471.36	6.54	646	79.98	7.530	94.24
Limited Doc - 6 M Bank Statements	19	5,052,790.73	2.11	648	80.11	7.801	92.22
Full Doc - 24 M Bank Statements	6	893,834.42	0.37	649	81.41	7.575	85.92
Total:	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.001 - 5.500	1	$151,319.09	0.06%	625	80.00%	5.500%	100.00%
5.501 - 6.000	6	1,475,294.48	0.62	641	80.00	5.850	100.00
6.001 - 6.500	41	8,382,155.13	3.50	672	80.19	6.348	96.77
6.501 - 7.000	114	25,102,089.37	10.48	667	80.00	6.846	96.98
7.001 - 7.500	180	39,735,262.73	16.58	664	79.89	7.312	97.49
7.501 - 8.000	293	68,023,032.51	28.39	665	80.13	7.769	94.22
8.001 - 8.500	185	37,258,290.03	15.55	666	80.24	8.273	90.18
8.501 - 9.000	168	34,373,792.58	14.35	656	80.69	8.765	87.79
9.001 - 9.500	78	14,422,374.92	6.02	642	81.36	9.293	81.97
9.501 - 10.000	48	7,322,853.44	3.06	607	83.03	9.729	64.31
10.001 - 10.500	15	2,032,056.93	0.85	561	84.42	10.189	83.35
10.501 - 11.000	6	490,794.51	0.20	572	86.50	10.685	89.01
11.001 - 11.500	5	548,241.33	0.23	546	83.55	11.173	76.87
11.501 - 12.000	1	58,219.34	0.02	601	85.00	11.575	0.00
12.001 - 12.500	1	220,378.02	0.09	551	70.00	12.175	100.00
Total:	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%

SILENT SECOND COLLATERAL

MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
12.001 - 12.500	1	$151,319.09	0.07%	625	80.00%	5.500%	100.00%
12.501 - 13.000	2	617,031.82	0.28	628	80.00	5.656	100.00
13.001 - 13.500	19	4,914,568.99	2.22	685	80.00	6.355	94.49
13.501 - 14.000	89	21,593,653.28	9.73	670	79.98	6.863	96.96
14.001 - 14.500	171	38,087,691.65	17.17	666	79.89	7.316	97.38
14.501 - 15.000	280	65,587,646.26	29.56	665	80.15	7.771	94.01
15.001 - 15.500	172	35,485,279.90	15.99	666	80.22	8.276	90.05
15.501 - 16.000	153	31,570,208.23	14.23	657	80.71	8.766	86.70
16.001 - 16.500	75	13,902,112.42	6.27	641	81.41	9.295	81.30
16.501 - 17.000	44	6,864,559.18	3.09	608	83.18	9.733	62.97
17.001 - 17.500	15	2,032,056.93	0.92	561	84.42	10.189	83.35
17.501 - 18.000	5	430,817.35	0.19	575	86.17	10.683	87.47
18.001 - 18.500	3	413,138.37	0.19	561	83.07	11.194	69.31
19.001 - 19.500	1	220,378.02	0.10	551	70.00	12.175	100.00
Total:	1,030	$221,870,461.49	100.00%	660	80.39%	7.983%	91.33%

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
3.501 - 4.000	1	$114,519.54	0.05%	599	80.00%	7.125%	100.00%
4.501 - 5.000	4	876,513.11	0.40	659	79.60	6.613	85.68
5.501 - 6.000	451	89,404,102.58	40.30	648	80.27	7.714	94.76
6.001 - 6.500	570	130,940,702.46	59.02	669	80.50	8.165	89.12
6.501 - 7.000	3	314,245.78	0.14	581	80.00	9.929	43.27
7.001 - 7.500	1	220,378.02	0.10	551	70.00	12.175	100.00
Total:	1,030	$221,870,461.49	100.00%	660	80.39%	7.983%	91.33%

SILENT SECOND COLLATERAL

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	112	$17,725,692.92	7.40%	650	80.33%	7.483%	97.97%
2007-10	4	795,185.44	0.33	631	80.00	7.570	100.00
2007-11	14	2,637,729.06	1.10	653	80.31	7.703	100.00
2007-12	107	24,224,243.79	10.11	663	80.65	7.988	84.40
2008-01	684	151,242,966.16	63.12	665	80.30	7.999	91.11
2008-02	198	36,930,593.58	15.41	646	80.69	8.056	94.54
2008-09	1	114,519.54	0.05	599	80.00	7.125	100.00
2008-10	5	1,229,780.71	0.51	631	79.71	6.327	100.00
2008-11	4	1,507,220.21	0.63	653	80.00	7.245	100.00
2008-12	10	2,312,420.79	0.97	632	80.00	7.646	100.00
2009-01	1	239,831.27	0.10	612	80.00	7.300	100.00
2009-02	2	635,970.94	0.27	656	80.00	7.998	100.00
Total:	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	249	$55,016,429.64	22.96%	667	80.36%	8.410%	88.33%
12	64	18,943,506.15	7.91	672	80.36	8.241	86.78
24	727	148,379,758.72	61.93	656	80.43	7.800	93.00
36	102	17,256,459.90	7.20	649	80.14	7.395	98.31
Total:	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%

SILENT SECOND COLLATERAL

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	386	$61,372,842.40	25.62%	636	80.80%	7.972%	98.21%
2/28 ARM - 5 Yr IO	61	18,235,070.38	7.61	650	80.08	7.788	97.75
2/28 ARM- 40 Yr Am	560	136,222,805.25	56.86	673	80.27	8.045	86.98
3/27 ARM	12	3,050,036.85	1.27	644	79.88	7.120	100.00
3/27 ARM - 5 Yr IO	7	1,982,458.54	0.83	639	80.00	7.222	100.00
3/27 ARM- 40 Yr Am	4	1,007,248.07	0.42	618	80.00	7.943	100.00
BALLOON 40/30	21	4,185,541.48	1.75	658	80.67	8.169	97.18
Fixed - 30 Year	91	13,540,151.44	5.65	647	80.22	7.271	98.22
Total:	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	1,100	$233,366,480.99	97.40%	661	80.38%	7.935%	92.00%
A+	29	4,594,853.51	1.92	623	81.21	7.790	86.12
A-	8	855,993.40	0.36	556	82.58	9.651	72.50
B	3	490,480.55	0.20	528	79.21	9.712	85.98
C	1	67,967.94	0.03	628	80.00	9.700	100.00
C-	1	220,378.02	0.09	551	70.00	12.175	100.00
Total:	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%

SILENT SECOND COLLATERAL

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%
Total:	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%

DEBT-TO-INCOME RATIO OF THE LOANS

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 5.00	1	$139,898.86	0.06%	651	80.00%	7.200%	100.00%
5.01 - 10.00	1	403,714.28	0.17	636	80.00	7.275	100.00
10.01 - 15.00	5	1,210,373.12	0.51	680	80.00	7.847	100.00
15.01 - 20.00	9	1,171,134.20	0.49	660	79.55	7.847	100.00
20.01 - 25.00	29	5,085,417.95	2.12	647	80.66	8.007	89.00
25.01 - 30.00	49	7,099,030.05	2.96	643	80.92	7.865	96.68
30.01 - 35.00	86	15,841,217.63	6.61	644	80.51	8.069	95.74
35.01 - 40.00	164	30,481,564.02	12.72	654	80.41	7.969	94.50
40.01 - 45.00	274	56,607,336.72	23.63	661	80.40	7.936	92.98
45.01 - 50.00	478	112,057,408.88	46.77	663	80.38	7.951	89.90
50.01 - 55.00	45	9,085,725.41	3.79	666	79.84	7.766	87.15
55.01 - 60.00	1	413,333.29	0.17	690	80.00	7.600	100.00
Total:	1,142	$239,596,154.41	100.00%	660	80.39%	7.946%	91.82%

GROUP I COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	25	$500,351.00	0.12%	628	100.00%	11.452%	95.72%
25,001 - 50,000	92	3,530,720.40	0.84	641	95.16	10.535	86.91
50,001 - 75,000	245	15,579,993.00	3.71	609	85.41	9.508	88.51
75,001 - 100,000	292	25,498,969.20	6.07	607	80.45	8.499	90.99
100,001 - 125,000	241	27,278,483.00	6.50	612	80.02	8.292	91.20
125,001 - 150,000	233	32,375,462.50	7.71	622	79.17	8.104	89.94
150,001 - 175,000	223	36,135,140.59	8.61	616	80.32	8.183	91.19
175,001 - 200,000	217	40,919,229.59	9.75	617	79.76	8.309	85.73
200,001 - 250,000	264	59,381,695.80	14.14	632	80.63	8.098	85.69
250,001 - 300,000	235	64,333,606.00	15.32	639	81.02	7.844	87.30
300,001 - 400,000	260	89,820,181.00	21.39	641	80.80	8.022	87.40
400,001 - 500,000	45	19,344,936.00	4.61	640	81.37	8.100	86.76
500,001 - 600,000	7	3,900,300.00	0.93	689	86.95	8.054	43.66
600,001 - 700,000	2	1,230,500.00	0.29	610	67.25	7.403	100.00
Total:	2,381	$419,829,568.08	100.00%	629	80.83%	8.183%	87.61%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	25	$499,986.40	0.12%	628	100.00%	11.452%	95.72%
25,001 - 50,000	92	3,523,597.84	0.84	641	95.16	10.535	86.91
50,001 - 75,000	247	15,708,017.42	3.75	608	84.96	9.492	88.14
75,001 - 100,000	290	25,307,670.66	6.04	607	80.69	8.503	91.24
100,001 - 125,000	241	27,239,152.52	6.50	612	80.02	8.292	91.20
125,001 - 150,000	233	32,328,403.81	7.71	622	79.17	8.104	89.94
150,001 - 175,000	224	36,264,418.93	8.65	616	80.34	8.177	91.23
175,001 - 200,000	216	40,700,715.33	9.71	617	79.74	8.315	85.67
200,001 - 250,000	264	59,313,472.48	14.14	632	80.63	8.098	85.69
250,001 - 300,000	235	64,262,565.80	15.32	639	81.02	7.844	87.30
300,001 - 400,000	260	89,730,410.16	21.40	641	80.80	8.022	87.40
400,001 - 500,000	45	19,326,910.42	4.61	640	81.37	8.100	86.76
500,001 - 600,000	7	3,896,820.55	0.93	689	86.95	8.054	43.66
600,001 - 700,000	2	1,229,660.01	0.29	610	67.25	7.403	100.00
Total:	2,381	$419,331,802.33	100.00%	629	80.83%	8.183%	87.61%

GROUP I COLLATERAL

FICO SCORES

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500 or less	7	$1,600,895.14	0.38%	500	78.29%	9.330%	100.00%
501 - 525	136	21,462,779.53	5.12	515	73.67	9.382	97.29
526 - 550	179	28,739,554.72	6.85	537	78.24	8.881	96.45
551 - 575	224	37,439,321.67	8.93	563	79.31	8.719	95.78
576 - 600	287	44,177,356.90	10.54	588	80.56	8.335	93.01
601 - 625	415	69,633,487.32	16.61	614	81.66	8.005	88.36
626 - 650	401	70,634,553.21	16.84	638	81.66	7.921	88.41
651 - 675	292	53,091,315.55	12.66	662	82.08	7.852	85.22
676 - 700	180	37,254,142.63	8.88	687	82.45	7.925	76.65
701 - 725	109	24,619,033.00	5.87	712	82.29	7.906	77.14
726 - 750	77	13,870,446.12	3.31	735	80.91	7.735	82.88
751 - 775	42	9,348,504.31	2.23	761	82.05	8.119	66.88
776 - 800	28	6,590,735.08	1.57	787	81.72	7.856	75.76
801 - 825	4	869,677.15	0.21	806	83.29	7.457	85.06
Total:	2,381	$419,331,802.33	100.00%	629	80.83%	8.183%	87.61%

ORIGINAL TERM

Original Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120 or less	3	$208,962.91	0.05%	661	69.43%	7.377%	76.61%
121 - 180	23	2,110,114.30	0.50	643	76.10	7.528	97.06
181 - 240	16	1,686,874.96	0.40	632	75.25	7.308	90.85
241 - 300	2	316,635.56	0.08	608	84.22	8.163	100.00
301 - 360	2,337	415,009,214.60	98.97	629	80.88	8.190	87.55
Total:	2,381	$419,331,802.33	100.00%	629	80.83%	8.183%	87.61%

GROUP I COLLATERAL

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or less	26	$2,319,077.21	0.55%	645	75.50%	7.514%	95.21%
181 - 348	18	2,003,510.52	0.48	628	76.67	7.443	92.30
349 - 360	2,337	415,009,214.60	98.97	629	80.88	8.190	87.55
Total:	2,381	$419,331,802.33	100.00%	629	80.83%	8.183%	87.61%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	1,761	$295,709,513.47	70.52%	623	80.60%	8.175%	90.67%
PUD - Detached	279	49,914,736.43	11.90	635	81.69	8.173	83.79
2-4 Unit	126	33,992,612.89	8.11	643	80.47	8.197	74.61
Condominium	163	29,773,628.54	7.10	655	81.84	8.309	79.41
PUD - Attached	52	9,941,311.00	2.37	641	81.60	8.036	84.98
Total:	2,381	$419,331,802.33	100.00%	629	80.83%	8.183%	87.61%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	2,106	$367,393,625.68	87.61%	624	80.37%	8.085%	100.00%
Investment Prop.	179	34,291,130.67	8.18	652	84.58	9.073	0.00
Second Home	96	17,647,045.98	4.21	683	83.08	8.493	0.00
Total:	2,381	$419,331,802.33	100.00%	629	80.83%	8.183%	87.61%

GROUP I COLLATERAL

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi. - Cashout	1,070	$195,936,261.33	46.73%	603	78.25%	8.070%	91.81%
Purchase	1,097	188,447,833.81	44.94	656	83.26	8.360	81.56
Refi. - Rate/Term	214	34,947,707.19	8.33	625	82.23	7.861	96.73
Total:	2,381	$419,331,802.33	100.00%	629	80.83%	8.183%	87.61%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	66	$8,975,336.56	2.14%	609	38.76%	7.578%	90.93%
50.01 - 60.00	45	10,030,343.60	2.39	599	55.81	7.782	94.51
60.01 - 70.00	122	25,043,909.85	5.97	594	66.50	7.859	93.82
70.01 - 80.00	1,138	213,504,245.76	50.92	639	79.03	7.997	90.66
80.01 - 90.00	702	128,312,009.27	30.60	616	87.47	8.382	81.97
90.01 - 100.00	308	33,465,957.29	7.98	654	96.39	9.124	82.25
Total:	2,381	$419,331,802.33	100.00%	629	80.83%	8.183%	87.61%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	65	$8,751,678.51	2.09%	611	38.61%	7.583%	90.70%
50.01 - 60.00	46	10,254,001.65	2.45	597	55.56	7.773	94.63
60.01 - 70.00	121	24,823,531.83	5.92	594	66.46	7.820	93.77
70.01 - 75.00	161	28,306,187.51	6.75	581	74.00	8.439	90.52
75.01 - 80.00	300	51,023,635.10	12.17	600	79.31	8.126	91.01
80.01 - 85.00	263	48,539,727.87	11.58	600	84.22	8.166	90.35
85.01 - 90.00	371	69,781,220.10	16.64	629	89.60	8.469	75.31
90.01 - 95.00	169	29,222,944.44	6.97	637	93.04	8.460	79.81
95.01 - 100.00	885	148,628,875.32	35.44	664	81.65	8.094	90.62
Total:	2,381	$419,331,802.33	100.00%	629	80.83%	8.183%	87.61%

GROUP I COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	417	$109,530,384.49	26.12%	648	78.49%	8.013%	85.16%
Florida	320	56,218,394.49	13.41	626	81.22	8.309	84.34
Texas	233	24,922,243.36	5.94	620	80.86	7.996	94.24
Arizona	136	22,799,491.34	5.44	629	80.44	8.299	87.73
New York	81	20,329,209.74	4.85	634	79.92	7.756	96.61
Massachusetts	58	13,909,905.86	3.32	623	81.84	8.274	93.65
Illinois	85	13,857,146.83	3.30	622	82.76	8.227	91.27
New Jersey	60	13,205,302.06	3.15	628	79.43	8.219	98.45
Maryland	44	9,285,161.91	2.21	614	80.08	8.137	91.99
Nevada	41	8,648,346.69	2.06	662	82.22	8.063	42.45
Other	906	126,626,215.56	30.20	614	82.67	8.351	88.99
Total:	2,381	$419,331,802.33	100.00%	629	80.83%	8.183%	87.61%

Number of States Represented:  50 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Doc	867	$176,339,255.17	42.05%	651	80.86%	8.625%	80.59%
Full Doc - 1yr W2	674	106,833,162.51	25.48	610	79.88	7.834	94.48
Full Doc - 2yr W2/Tax Returns	680	104,973,922.53	25.03	611	81.55	7.889	92.06
Full Doc - 12 M Bank Statements	107	20,834,536.31	4.97	631	82.66	7.803	87.03
Limited Doc - 6 M Bank Statements	44	8,844,295.79	2.11	622	77.83	7.923	92.71
Full Doc - 24 M Bank Statements	9	1,506,630.02	0.36	627	87.12	8.362	91.65
Total:	2,381	$419,331,802.33	100.00%	629	80.83%	8.183%	87.61%

GROUP I COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.001 - 5.500	2	$429,997.86	0.10%	655	82.13%	5.500%	100.00%
5.501 - 6.000	19	4,340,201.69	1.04	647	75.38	5.910	100.00
6.001 - 6.500	123	23,852,808.31	5.69	657	77.98	6.328	96.44
6.501 - 7.000	218	44,679,452.26	10.65	654	78.10	6.822	94.89
7.001 - 7.500	281	55,281,849.32	13.18	648	79.12	7.289	95.18
7.501 - 8.000	411	85,757,060.15	20.45	638	79.49	7.792	91.39
8.001 - 8.500	277	49,246,947.83	11.74	633	80.68	8.286	86.93
8.501 - 9.000	365	65,192,713.71	15.55	615	82.25	8.780	83.56
9.001 - 9.500	197	34,650,809.18	8.26	595	82.51	9.281	82.15
9.501 - 10.000	208	29,577,271.20	7.05	592	84.22	9.780	73.16
10.001 - 10.500	94	12,410,367.06	2.96	576	83.91	10.277	72.78
10.501 - 11.000	52	5,517,996.93	1.32	623	88.56	10.774	56.02
11.001 - 11.500	51	4,104,638.86	0.98	624	90.19	11.232	71.92
11.501 - 12.000	39	2,036,964.80	0.49	609	93.34	11.796	85.44
12.001 - 12.500	31	1,666,723.21	0.40	607	93.85	12.286	86.52
12.501 - 13.000	13	585,999.96	0.14	628	100.00	12.723	100.00
Total:	2,381	$419,331,802.33	100.00%	629	80.83%	8.183%	87.61%

GROUP I COLLATERAL

MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
12.001 - 12.500	3	$741,147.09	0.21%	630	71.81%	5.920%	100.00%
12.501 - 13.000	10	2,221,710.17	0.64	630	72.30	6.002	100.00
13.001 - 13.500	39	9,494,499.84	2.74	654	76.59	6.353	91.07
13.501 - 14.000	127	28,539,444.30	8.25	661	77.91	6.845	93.66
14.001 - 14.500	207	44,090,710.86	12.74	653	79.19	7.297	95.24
14.501 - 15.000	363	78,635,754.60	22.72	639	79.56	7.800	91.50
15.001 - 15.500	244	45,404,108.05	13.12	635	80.69	8.287	86.36
15.501 - 16.000	324	59,535,594.30	17.20	617	82.52	8.778	82.38
16.001 - 16.500	182	32,276,011.46	9.33	595	82.01	9.283	82.82
16.501 - 17.000	171	27,501,955.30	7.95	588	83.64	9.775	72.10
17.001 - 17.500	70	10,859,414.16	3.14	570	83.04	10.281	71.73
17.501 - 18.000	25	3,909,157.59	1.13	610	85.84	10.750	46.57
18.001 - 18.500	15	2,179,805.04	0.63	586	83.55	11.212	67.65
18.501 - 19.000	4	347,854.79	0.10	514	72.59	11.751	83.83
19.001 - 19.500	2	307,328.25	0.09	537	67.17	12.133	71.71
Total:	1,786	$346,044,495.80	100.00%	627	80.63%	8.270%	86.32%

GROUP I COLLATERAL

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
3.001 - 3.500	1	$105,215.93	0.03%	600	90.00%	10.500%	100.00%
3.501 - 4.000	1	114,519.54	0.03	599	80.00	7.125	100.00
4.001 - 4.500	1	225,106.69	0.07	637	85.00	9.050	100.00
4.501 - 5.000	3	717,236.67	0.21	674	85.74	7.364	82.50
5.001 - 5.500	1	203,928.51	0.06	523	80.00	9.675	0.00
5.501 - 6.000	805	145,988,268.24	42.19	623	81.11	7.977	89.19
6.001 - 6.500	846	174,651,185.84	50.47	639	80.86	8.382	83.79
6.501 - 7.000	82	16,893,413.84	4.88	579	77.79	9.111	85.55
7.001 - 7.500	46	7,145,620.54	2.06	546	71.18	9.547	93.20
Total:	1,786	$346,044,495.80	100.00%	627	80.63%	8.270%	86.32%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	595	$73,287,306.53	17.48%	635	81.77%	7.771%	93.75%
2007-10	7	1,166,452.22	0.28	619	82.59	7.661	100.00
2007-11	33	6,451,022.60	1.54	608	82.24	8.008	72.67
2007-12	230	44,408,689.90	10.59	622	81.83	8.322	78.48
2008-01	1,123	223,188,261.84	53.22	631	80.26	8.258	87.32
2008-02	341	60,751,254.91	14.49	622	80.64	8.391	89.07
2008-08	1	198,887.84	0.05	645	88.50	7.250	0.00
2008-09	3	555,985.59	0.13	604	80.00	6.479	100.00
2008-10	13	2,574,376.40	0.61	628	87.09	7.145	83.21
2008-11	4	789,257.95	0.19	628	74.42	7.328	100.00
2008-12	12	2,576,311.98	0.61	610	78.70	7.821	95.21
2009-01	14	2,560,057.36	0.61	591	82.28	8.714	86.85
2009-02	5	823,937.21	0.20	590	84.93	8.429	100.00
Total:	2,381	$419,331,802.33	100.00%	629	80.83%	8.183%	87.61%

GROUP I COLLATERAL

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	668	$114,098,594.40	27.21%	632	82.18%	8.665%	83.85%
12	105	26,531,612.70	6.33	635	79.29	7.970	88.02
24	1,307	233,666,043.60	55.72	625	80.58	8.148	88.56
36	301	45,035,551.63	10.74	635	79.62	7.266	91.99
Total:	2,381	$419,331,802.33	100.00%	629	80.83%	8.183%	87.61%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	797	$130,907,493.62	31.22%	607	80.66%	8.304%	91.41%
2/28 ARM - 5 Yr IO	55	15,184,330.33	3.62	669	79.82	7.811	95.95
2/28 ARM- 40 Yr Am	882	189,873,857.52	45.28	639	80.59	8.308	81.88
3/27 ARM	40	6,863,226.25	1.64	598	82.91	8.095	88.10
3/27 ARM - 5 Yr IO	8	2,067,954.93	0.49	650	80.58	6.655	86.73
3/27 ARM- 40 Yr Am	4	1,147,633.15	0.27	609	80.79	8.108	100.00
BALLOON 40/30	52	8,562,779.28	2.04	642	79.12	8.001	91.19
Fixed - 10 Year	3	208,962.91	0.05	661	69.43	7.377	76.61
Fixed - 15 Year	23	2,110,114.30	0.50	643	76.10	7.528	97.06
Fixed - 20 Year	16	1,686,874.96	0.40	632	75.25	7.308	90.85
Fixed - 25 Year	2	316,635.56	0.08	608	84.22	8.163	100.00
Fixed - 30 Year	499	60,401,939.52	14.40	633	82.56	7.759	94.10
Total:	2,381	$419,331,802.33	100.00%	629	80.83%	8.183%	87.61%

GROUP I COLLATERAL

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	1,896	$333,964,620.31	79.64%	642	81.49%	8.044%	87.01%
A+	199	37,199,082.63	8.87	600	80.22	8.299	84.45
A-	138	23,116,436.97	5.51	575	77.42	8.900	92.74
B	92	16,259,729.32	3.88	556	76.92	9.001	94.28
C	54	8,470,087.16	2.02	538	74.73	9.488	98.02
C-	2	321,845.94	0.08	540	70.00	11.978	100.00
Total:	2,381	$419,331,802.33	100.00%	629	80.83%	8.183%	87.61%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	2,202	$410,997,243.77	98.01%	628	80.44%	8.121%	87.55%
Second Lien	179	8,334,558.56	1.99	654	99.92	11.235	90.95
Total:	2,381	$419,331,802.33	100.00%	629	80.83%	8.183%	87.61%

DEBT-TO-INCOME RATIO OF THE LOANS

Debt-to-Income Ratio	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
20.01 - 25.00	112	$15,858,774.24	3.78%	613	76.57%	8.047%	90.91%
25.01 - 30.00	175	25,267,393.08	6.03	623	79.89	8.158	89.73
30.01 - 35.00	265	39,219,746.58	9.35	620	80.79	8.241	86.13
35.01 - 40.00	377	60,617,286.26	14.46	628	81.05	8.242	86.56
40.01 - 45.00	514	91,326,583.66	21.78	635	81.64	8.276	86.21
45.01 - 50.00	791	161,457,927.14	38.50	634	81.95	8.152	88.19
50.01 - 55.00	142	24,276,260.85	5.79	603	73.92	7.931	89.06
55.01 - 60.00	5	1,307,830.52	0.31	627	74.86	7.801	100.00
Total:	2,381	$419,331,802.33	100.00%	629	80.83%	8.183%	87.61%

GROUP II COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	25	$515,138.00	0.16%	624	99.37%	11.612%	100.00%
25,001 - 50,000	55	2,173,823.00	0.66	635	87.91	10.117	84.03
50,001 - 75,000	180	11,310,167.20	3.46	609	82.82	9.270	79.92
75,001 - 100,000	202	17,659,011.00	5.40	612	83.17	8.853	86.20
100,001 - 125,000	174	19,437,482.00	5.94	620	82.60	8.786	86.33
125,001 - 150,000	142	19,466,141.20	5.95	605	81.20	8.508	89.51
150,001 - 175,000	103	16,551,725.00	5.06	615	81.53	8.370	90.12
175,001 - 200,000	102	19,201,458.00	5.87	612	78.58	8.103	88.06
200,001 - 250,000	133	30,052,003.00	9.18	601	79.15	8.218	90.92
250,001 - 300,000	113	30,999,075.00	9.47	614	81.46	7.937	92.07
300,001 - 400,000	130	44,918,377.00	13.72	612	80.39	7.990	90.65
400,001 - 500,000	136	61,603,324.00	18.82	635	82.12	7.982	93.33
500,001 - 600,000	74	40,254,763.00	12.30	641	84.75	8.024	88.95
600,001 - 700,000	21	13,153,085.00	4.02	645	82.50	7.938	95.38
Total:	1,590	$327,295,572.40	100.00%	621	81.77%	8.221%	90.15%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	25	$514,531.98	0.16%	624	99.37%	11.612%	100.00%
25,001 - 50,000	56	2,220,217.02	0.68	635	87.73	10.052	82.15
50,001 - 75,000	180	11,318,425.05	3.46	609	82.72	9.266	80.40
75,001 - 100,000	201	17,558,364.25	5.37	611	83.24	8.860	86.14
100,001 - 125,000	175	19,535,631.27	5.98	620	82.64	8.788	85.78
125,001 - 150,000	141	19,317,128.26	5.91	605	81.14	8.505	90.09
150,001 - 175,000	103	16,533,040.59	5.06	615	81.53	8.370	90.12
175,001 - 200,000	102	19,172,439.40	5.86	612	78.58	8.103	88.06
200,001 - 250,000	134	30,269,667.16	9.26	602	78.86	8.202	90.99
250,001 - 300,000	113	31,016,256.62	9.49	614	81.79	7.936	92.09
300,001 - 400,000	129	44,566,821.67	13.63	612	80.36	8.001	90.58
400,001 - 500,000	136	61,558,640.19	18.83	635	82.12	7.982	93.33
500,001 - 600,000	75	40,814,862.44	12.48	640	84.82	8.005	89.11
600,001 - 700,000	20	12,543,500.81	3.84	648	82.14	7.994	95.16
Total:	1,590	$326,939,526.71	100.00%	621	81.77%	8.221%	90.15%

GROUP II COLLATERAL

FICO SCORES

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500 or less	4	$723,514.05	0.22%	500	73.47%	9.778%	100.00%
501 - 525	113	20,877,341.18	6.39	513	76.60	9.265	93.20
526 - 550	129	25,532,582.26	7.81	538	77.73	8.639	96.97
551 - 575	165	31,616,898.51	9.67	563	77.97	8.459	98.29
576 - 600	221	44,735,448.50	13.68	588	81.72	8.251	92.54
601 - 625	270	51,932,251.42	15.88	614	84.02	7.941	94.56
626 - 650	271	56,288,390.05	17.22	638	83.52	8.149	89.94
651 - 675	169	35,308,527.53	10.80	662	83.12	7.901	84.38
676 - 700	113	26,334,124.00	8.05	687	83.39	7.847	83.08
701 - 725	47	12,135,334.46	3.71	713	82.48	8.182	77.23
726 - 750	48	11,518,584.24	3.52	737	82.97	8.190	73.02
751 - 775	31	8,052,544.15	2.46	760	83.99	8.192	82.64
776 - 800	9	1,883,986.36	0.58	784	78.44	7.342	78.67
Total:	1,590	$326,939,526.71	100.00%	621	81.77%	8.221%	90.15%

ORIGINAL TERM

Original Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120 or less	1	$58,163.13	0.02%	624	74.00%	6.915%	100.00%
121 - 180	18	1,773,088.25	0.54	664	61.02	7.208	94.41
181 - 240	11	1,084,711.19	0.33	640	82.57	7.501	90.82
241 - 300	1	153,882.49	0.05	633	87.78	6.550	100.00
301 - 360	1,559	323,869,681.65	99.06	620	81.88	8.230	90.12
Total:	1,590	$326,939,526.71	100.00%	621	81.77%	8.221%	90.15%

GROUP II COLLATERAL

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or less	19	$1,831,251.38	0.56%	663	61.43%	7.199%	94.59%
181 - 348	12	1,238,593.68	0.38	640	83.22	7.383	91.96
349 - 360	1,559	323,869,681.65	99.06	620	81.88	8.230	90.12
Total:	1,590	$326,939,526.71	100.00%	621	81.77%	8.221%	90.15%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	1,197	$242,017,502.21	74.03%	618	81.45%	8.189%	91.32%
PUD - Detached	161	35,039,269.33	10.72	614	82.19	8.277	94.17
Condominium	107	23,308,001.90	7.13	640	82.87	8.196	86.01
2-4 Unit	87	20,842,696.57	6.38	642	83.11	8.415	76.97
PUD - Attached	38	5,732,056.70	1.75	622	83.48	8.617	81.05
Total:	1,590	$326,939,526.71	100.00%	621	81.77%	8.221%	90.15%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	1,405	$294,743,186.39	90.15%	617	81.41%	8.143%	100.00%
Investment Prop.	131	22,193,971.58	6.79	649	84.49	8.871	0.00
Second Home	54	10,002,368.74	3.06	670	86.26	9.071	0.00
Total:	1,590	$326,939,526.71	100.00%	621	81.77%	8.221%	90.15%

GROUP II COLLATERAL

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi. - Cashout	780	$169,731,278.15	51.92%	599	80.35%	8.141%	93.32%
Purchase	665	129,436,675.96	39.59	650	83.59	8.391	85.62
Refi. - Rate/Term	145	27,771,572.60	8.49	616	81.95	7.921	91.91
Total:	1,590	$326,939,526.71	100.00%	621	81.77%	8.221%	90.15%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	36	$5,283,494.11	1.62%	582	39.72%	7.893%	99.06%
50.01 - 60.00	34	6,335,000.43	1.94	580	56.40	7.666	97.10
60.01 - 70.00	109	22,731,342.87	6.95	586	66.89	7.836	95.10
70.01 - 80.00	661	150,524,481.98	46.04	632	79.05	8.001	92.06
80.01 - 90.00	512	107,272,139.32	32.81	607	87.52	8.396	86.52
90.01 - 100.00	238	34,793,068.00	10.64	649	96.54	9.037	87.24
Total:	1,590	$326,939,526.71	100.00%	621	81.77%	8.221%	90.15%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	36	$5,283,494.11	1.62%	582	39.72%	7.893%	99.06%
50.01 to 60.00	34	6,335,000.43	1.94	580	56.40	7.666	97.10
60.01 to 70.00	108	22,506,624.99	6.88	586	66.88	7.831	95.05
70.01 to 75.00	102	20,248,878.71	6.19	589	74.17	8.059	91.91
75.01 to 80.00	199	40,978,815.97	12.53	590	79.46	8.208	87.25
80.01 to 85.00	197	40,430,076.30	12.37	592	84.33	8.332	90.38
85.01 to 90.00	293	62,975,737.82	19.26	616	89.64	8.395	83.41
90.01 to 95.00	106	28,014,599.09	8.57	639	92.68	8.035	88.07
95.01 to 100.00	515	100,166,299.29	30.64	661	82.39	8.297	93.71
Total:	1,590	$326,939,526.71	100.00%	621	81.77%	8.221%	90.15%

GROUP II COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	377	$129,194,286.15	39.52%	630	81.24%	8.051%	90.89%
Florida	178	34,225,239.16	10.47	618	80.43	8.355	86.66
Arizona	84	16,913,783.14	5.17	605	79.94	8.349	93.28
New York	51	13,777,056.45	4.21	630	84.67	7.768	91.53
Texas	120	11,848,120.02	3.62	614	79.20	8.058	89.89
New Jersey	39	10,393,876.41	3.18	616	79.43	8.368	86.05
Illinois	45	8,362,645.99	2.56	638	83.93	8.235	87.25
Massachusetts	35	8,222,731.66	2.52	623	83.68	8.068	88.77
Maryland	34	7,680,032.74	2.35	621	82.10	7.867	94.12
Colorado	38	7,257,675.52	2.22	598	84.05	8.492	91.53
Other	589	79,064,079.47	24.18	609	83.12	8.521	90.06
Total:	1,590	$326,939,526.71	100.00%	621	81.77%	8.221%	90.15%

Number of States Represented:  47 and the District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Doc	556	$137,375,268.16	42.02%	644	81.98%	8.689%	84.38%
Full Doc - 1yr W2	425	79,712,930.64	24.38	603	81.24	7.781	94.91
Full Doc - 2yr W2/Tax Returns	466	73,665,502.87	22.53	599	81.49	8.025	93.21
Full Doc - 12 M Bank Statements	96	24,794,462.13	7.58	610	82.25	7.801	95.45
Limited Doc - 6 M Bank Statements	36	8,487,581.14	2.60	623	83.02	7.974	96.58
Full Doc - 24 M Bank Statements	9	2,205,349.44	0.67	611	84.03	7.541	96.92
Limited - 12 M Bank Statements	2	698,432.33	0.21	644	90.69	7.147	72.81
Total:	1,590	$326,939,526.71	100.00%	621	81.77%	8.221%	90.15%

GROUP II COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.501 - 6.000	17	$4,716,104.83	1.44%	640	80.10%	5.889%	100.00%
6.001 - 6.500	62	15,293,825.85	4.68	665	80.93	6.321	97.33
6.501 - 7.000	140	32,612,842.77	9.98	632	78.46	6.840	97.79
7.001 - 7.500	175	43,370,077.54	13.27	635	80.48	7.309	97.73
7.501 - 8.000	260	63,685,181.46	19.48	630	80.28	7.778	94.46
8.001 - 8.500	204	46,882,745.97	14.34	621	82.19	8.295	86.72
8.501 - 9.000	245	53,330,055.66	16.31	608	82.14	8.789	87.36
9.001 - 9.500	144	23,536,784.83	7.20	589	81.68	9.289	84.80
9.501 - 10.000	137	24,344,498.68	7.45	589	84.36	9.758	69.87
10.001 - 10.500	40	5,383,877.55	1.65	584	83.74	10.261	79.62
10.501 - 11.000	45	4,718,163.53	1.44	595	89.39	10.764	89.72
11.001 - 11.500	40	3,069,550.00	0.94	652	94.82	11.255	79.20
11.501 - 12.000	31	2,460,556.25	0.75	628	96.08	11.830	94.35
12.001 - 12.500	26	1,976,154.75	0.60	620	96.13	12.249	100.00
12.501 - 13.000	13	950,253.89	0.29	629	100.00	12.658	90.01
13.001 - 13.500	6	251,689.79	0.08	619	100.00	13.226	69.02
13.501 - 14.000	4	293,386.47	0.09	632	100.00	13.764	48.89
14.001 - 14.500	1	63,776.89	0.02	639	100.00	14.050	100.00
Total:	1,590	$326,939,526.71	100.00%	621	81.77%	8.221%	90.15%

GROUP II COLLATERAL

MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
12.501 - 13.000	11	$3,419,805.64	1.25%	640	79.15%	5.875%	100.00%
13.001 - 13.500	24	6,754,473.65	2.48	669	80.32	6.438	96.68
13.501 - 14.000	86	23,890,304.97	8.76	633	78.10	6.891	98.62
14.001 - 14.500	136	36,504,046.77	13.38	638	80.49	7.329	97.80
14.501 - 15.000	217	55,746,881.71	20.44	631	80.48	7.773	94.52
15.001 - 15.500	181	43,779,729.99	16.05	620	82.11	8.301	86.47
15.501 - 16.000	221	50,196,817.48	18.40	608	82.55	8.793	86.69
16.001 - 16.500	134	22,473,310.81	8.24	586	81.55	9.292	85.08
16.501 - 17.000	102	20,882,320.23	7.66	581	83.01	9.745	71.10
17.001 - 17.500	33	5,033,104.78	1.85	581	83.78	10.267	78.20
17.501 - 18.000	24	3,125,769.13	1.15	557	84.55	10.741	92.35
18.001 - 18.500	5	487,030.72	0.18	574	82.74	11.140	42.52
18.501 - 19.000	2	240,973.04	0.09	512	71.37	11.923	72.62
19.001 - 19.500	2	241,449.90	0.09	520	70.00	12.082	100.00
Total:	1,178	$272,776,018.82	100.00%	618	81.27%	8.222%	89.70%

GROUP II COLLATERAL

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
4.501 - 5.000	7	$1,673,631.69	0.61%	634	88.53%	7.214%	72.05%
5.001 - 5.500	1	443,739.20	0.16	546	80.00	7.925	100.00
5.501 - 6.000	507	112,710,455.86	41.32	617	82.42	7.905	90.67
6.001 - 6.500	566	137,788,311.19	50.51	626	80.86	8.394	88.82
6.501 - 7.000	66	14,700,390.93	5.39	569	78.16	8.721	89.38
7.001 - 7.500	29	5,093,215.58	1.87	549	75.58	9.495	97.22
7.501 - 8.000	2	366,274.37	0.13	515	53.10	8.011	100.00
Total:	1,178	$272,776,018.82	100.00%	618	81.27%	8.222%	89.70%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	412	$54,163,507.89	16.57%	636	84.28%	8.218%	92.42%
2007-09	2	199,464.42	0.06	644	85.41	7.958	45.87
2007-10	3	752,624.39	0.23	638	80.21	8.161	52.18
2007-11	21	6,258,299.09	1.91	606	84.76	8.065	85.26
2007-12	148	35,544,735.52	10.87	620	81.90	8.291	79.23
2008-01	712	170,815,575.05	52.25	616	81.13	8.253	91.37
2008-02	254	50,110,775.48	15.33	622	80.60	8.282	91.55
2008-10	11	2,638,840.54	0.81	623	86.03	6.288	97.58
2008-11	6	2,118,114.38	0.65	627	80.13	7.112	93.64
2008-12	10	2,114,544.61	0.65	623	82.96	7.504	93.31
2009-01	5	915,683.70	0.28	556	80.40	7.749	100.00
2009-02	6	1,307,361.64	0.40	630	81.04	7.901	100.00
Total:	1,590	$326,939,526.71	100.00%	621	81.77%	8.221%	90.15%

GROUP II COLLATERAL

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	391	$73,090,374.40	22.36%	635	82.60%	8.666%	83.11%
12	75	24,388,534.51	7.46	636	82.65	8.255	92.85
24	906	192,935,340.48	59.01	612	81.33	8.182	91.82
36	218	36,525,277.32	11.17	629	81.84	7.515	93.61
Total:	1,590	$326,939,526.71	100.00%	621	81.77%	8.221%	90.15%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	533	$91,002,306.12	27.83%	605	80.43%	8.308%	91.05%
2/28 ARM - 5 Yr IO	66	22,274,007.59	6.81	627	82.60	7.817	100.00
2/28 ARM- 40 Yr Am	541	150,405,160.24	46.00	624	81.50	8.295	86.96
3/27 ARM	17	4,017,838.78	1.23	615	81.64	7.225	91.54
3/27 ARM - 5 Yr IO	15	3,856,825.72	1.18	632	84.67	6.881	100.00
3/27 ARM- 40 Yr Am	6	1,219,880.37	0.37	586	79.68	7.692	100.00
BALLOON 40/30	33	7,383,345.72	2.26	636	77.17	7.583	99.19
Fixed - 10 Year	1	58,163.13	0.02	624	74.00	6.915	100.00
Fixed - 15 Year	18	1,773,088.25	0.54	664	61.02	7.208	94.41
Fixed - 20 Year	11	1,084,711.19	0.33	640	82.57	7.501	90.82
Fixed - 25 Year	1	153,882.49	0.05	633	87.78	6.550	100.00
Fixed - 30 Year	348	43,710,317.11	13.37	635	86.47	8.391	91.19
Total:	1,590	$326,939,526.71	100.00%	621	81.77%	8.221%	90.15%

GROUP II COLLATERAL

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	1,221	$256,063,162.47	78.32%	634	82.58%	8.114%	89.65%
A+	142	31,954,553.16	9.77	586	80.59	8.328	91.04
A-	102	19,086,650.18	5.84	575	78.67	8.481	94.33
B	92	14,839,840.17	4.54	552	76.63	8.994	89.14
C	28	4,383,170.95	1.34	548	75.31	9.463	96.77
C-	5	612,149.78	0.19	526	70.00	11.712	100.00
Total:	1,590	$326,939,526.71	100.00%	621	81.77%	8.221%	90.15%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	1,433	$315,736,028.49	96.57%	619	81.13%	8.106%	90.27%
Second Lien	157	11,203,498.22	3.43	659	99.81	11.460	86.77
Total:	1,590	$326,939,526.71	100.00%	621	81.77%	8.221%	90.15%

DEBT-TO-INCOME RATIO OF THE LOANS

Debt-to-Income Ratio	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 5.00	4	$727,765.72	0.22%	679	73.45%	8.340%	43.98%
5.01 - 10.00	14	2,553,189.45	0.78	607	80.66	7.862	86.45
10.01 - 15.00	25	4,098,121.59	1.25	643	81.82	8.400	65.91
15.01 - 20.00	76	11,158,755.16	3.41	618	81.05	8.211	84.08
20.01 - 25.00	67	10,672,722.60	3.26	607	79.87	8.212	89.89
25.01 - 30.00	80	12,837,684.68	3.93	616	80.75	8.237	86.02
30.01 - 35.00	163	29,257,158.31	8.95	608	81.59	8.329	89.58
35.01 - 40.00	223	44,884,955.55	13.73	620	81.67	8.244	89.20
40.01 - 45.00	333	66,159,053.89	20.24	623	82.60	8.269	92.29
45.01 - 50.00	505	120,627,094.71	36.90	626	82.75	8.216	91.24
50.01 - 55.00	95	22,343,573.91	6.83	607	76.47	7.953	93.38
55.01 - 60.00	4	1,259,560.24	0.39	609	82.08	7.630	100.00
70.01 - 75.00	1	359,890.90	0.11	680	95.00	8.500	0.00
Total:	1,590	$326,939,526.71	100.00%	621	81.77%	8.221%	90.15%

Credit Suisse Team

	NAME	PHONE EXTENSION
Asset Finance:	Banking
	Boris Grinberg	(5-4375)
	Joe Little	(5-4917)
	Lloyd Brown	(5-4968)
	Plern Bonython	(6-0540)
	Julian Torres	(5-2940)

Structuring
	Balazs Foldvari	(6-3549)

Collateral
	Amit Sharma	(5-5180)

Asset-Backed Syndicate:	Tricia Hazelwood	(5-8549)
	Melissa Simmons	(5-8549)
	James Drvostep	(5-8549)
	Garrett Smith	(5-8549)

Rating Agency Contacts

	NAME	PHONE NUMBER
Standard & Poor’s:	Frank Bruzese	(212) 438-1809
Fitch:	Ben Katzburg	(212) 908-0261
Moody’s:	Wioletta Frankowicz	(212) 553-1010
Dominion:	Mark Zelmanovich	(212) 806-3260